Exhibit 10.1
Purchase and Sale Agreement
And Joint Escrow Instructions

TO:	North American Title Company	Escrow No.	911910
	2100 S. E. Main Street, Suite 450	Escrow Officer: Christine English
	Irvine, California 92614	Telephone No.:	(949) 419-9494
		Facsimile No.:	(714) 550-6411
     This Purchase and Sale Agreement and Joint Escrow Instructions (this “Agreement”), dated as of April 14, 2009 (the “Effective Date”), is by and between MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Seller”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Buyer”), and constitutes an agreement for the purchase and sale of real property and joint escrow instructions directed to North American Title Company (as “Escrow Holder”) to establish an escrow (the “Escrow”) to accommodate the transaction contemplated hereby.
RECITALS:
     A. Seller owns certain lots in recorded Tract No. 31792 located in the City of Lake Elsinore (the “City”), County of Riverside (the “County”), California, as more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference (the “Land”).
     B. The term “Appurtenant Rights” shall mean all of Seller’s right, title and interest, if any, in and to any rights and appurtenances pertaining to the Land, development rights, roads, alleys, easements, streets and ways appurtenant to the Land, rights of ingress and egress thereto. The Appurtenant Rights also include rights to use the name “Wasson Canyon” on a non-exclusive basis. The Land, the Appurtenant Rights and any improvements on the Land shall sometimes hereinafter be referred to collectively as the “Property”.
     C. Seller wishes to sell the Property to Buyer, and Buyer wishes to purchase the Property from Seller, all under the terms and conditions contained herein.
     NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:
     1. Purchase and Sale. Seller agrees to sell the Property to Buyer and Buyer agrees to purchase the Property from Seller, on and subject to the terms and conditions hereinafter set forth.
     2. Purchase Price. The “Purchase Price” for the Property shall be Six Hundred Fifty Thousand Dollars ($650,000) all cash at Closing (as hereinafter defined).
     3. Payment of Purchase Price. The Purchase Price shall be paid as follows:
          a. Not later than 5:00 PM (Pacific Time) on the first (1st) business day following the Effective Date, Buyer shall deposit into the Escrow by confirmed wire transfer of immediately available federal funds, the amount of One Hundred Thousand Dollars ($100,000.00) (the “Deposit”).
          b. The Deposit shall be non-refundable to Buyer, except upon a termination of this Agreement as a result of (i) Seller’s material default under this Agreement occurring prior the Close of Escrow, or (ii) the failure of any material condition precedent to Buyer’s obligation to purchase the Property expressly stated herein. The Deposit and all interest on that portion of the Deposit while in

Escrow during the term of this Agreement, shall be credited in favor of Buyer against the Purchase Price for the Property upon the Close of Escrow, but shall be (i) paid to Seller if Seller is entitled to receive the Deposit in accordance with this Agreement, or (ii) returned to Buyer if Buyer is entitled to a return of the Deposit in accordance with this Agreement.
          c. The balance of the Purchase Price, together with Buyer’s share of costs to be paid and pro-rations to be made pursuant to Section 13 and Section 14 of this Agreement, shall be deposited by Buyer into the Escrow by confirmed wire transfer of immediately available federal funds, no later than 3:00 P.M. (Pacific Time) on the last business day before the Close of Escrow and shall be disbursed to Seller by Escrow Holder upon the Close of Escrow.
     4. Opening and Close of Escrow.
          a. Opening of Escrow. For the purposes of this Agreement, the “Opening of Escrow” shall mean the date that Escrow Holder receives the Deposit and executed counterpart copies (delivered or by facsimile transmission) of this Agreement signed by Buyer and Seller. Escrow Holder shall notify Buyer and Seller, in writing, of the date of Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable and customary supplemental instructions that may be reasonably requested by Escrow Holder or that may be necessary or convenient to consummate the transaction contemplated hereby; provided, however, that such supplemental instructions shall be consistent with and shall not supersede this Agreement and in all cases this Agreement shall control.
          b. Close of Escrow. For purposes of this Agreement, the “Close of Escrow” with respect to the Property shall mean the date on which a grant deed executed by Seller conveying the title to the Land, substantially in the form attached hereto as Exhibit “B” (the “Grant Deed”), is recorded in the Official Records of the County. The Grant Deed shall provide that the documentary transfer tax shall not be shown of record. The “Closing Date” shall mean the date the Close of Escrow occurs.
          c. Date of Close of Escrow; Outside Date. The parties shall use commercially reasonable efforts to cause the Close of Escrow to occur on April 14, 2009. If, however, the Close of Escrow has not occurred on or before April 17, 2009, then either party that is not in default under this Agreement shall thereafter have the right to terminate this Agreement by written notice to the other party. If this Agreement is so terminated: (i) if Buyer is not in default, then Escrow Holder shall release the Deposit to Buyer and the other terms of Section 12 of this Agreement shall apply, or (ii) if Buyer is in default, then Escrow Holder shall release the Deposit to Seller under the provisions of Section 16(a).
     5. Buyer’s Contingencies. For the benefit of Buyer, Buyer’s obligation to consummate the transaction contemplated in this Agreement shall be expressly subject to and contingent upon each of the following contingencies (“Contingencies”), all of which shall be deemed satisfied if and when Buyer delivers the Deposit to Escrow.
          a. Title Matters.
          i. North American Title Company (the “Title Company”) has issued preliminary title report (the “Title Report”) dated as of March 3, 2009 (Order No. 92002-911910-09) covering the Land, together with copies of all exceptions referred to in the Title Report.
          ii. The Property shall be sold and conveyed subject to the following exceptions to title (collectively, the “Permitted Exceptions”):
     1. those matters specifically set forth in Schedule B to the Title Report except for the following matters which Seller agrees to remove prior to the Close of Escrow: any and all monetary liens and encumbrances executed by Seller affecting the Property, any judgment or mechanics’ liens recorded against the Property prior to the Close of Escrow (excluding non-delinquent taxes, bonds and assessments), and Exception Nos. 77 (Charitable Housing Agreement) and 78 (Notice of Builder’s Election for Handling Construction Claims);
     2. all laws, ordinances, rules and regulations of the United States, the State of California, the County, the City or any agency, department, commission, bureau or instrumentality of any of the foregoing having jurisdiction over the Property (each, a “Governmental Authority”), as the same may now exist or may be hereafter modified, supplemented or promulgated; and
     3. all presently existing and future liens of real estate taxes or assessments, if any; provided that such items are not yet due and payable and are apportioned as provided in this Agreement.
          iii. In the event Buyer requests any endorsements to the Title Policy (“Buyer Requested Title Endorsements”), the issuance of any such Buyer Requested Title Endorsements shall not be a condition to closing the transaction contemplated hereunder and in no event shall Seller be obligated to provide any indemnity or other document or undertake any obligation in order to cause the Title Company to issue the same; provided, however, that Seller will reasonably cooperate, at no cost or liability to Seller, with Buyer and the Title Company in connection with the issuance of the Title Policy and Buyer Requested Title Endorsements, as the case may be.
          b. Due Diligence Reviews. Buyer has had a full opportunity to review and investigate the Property prior to executing this Agreement. Buyer’s review and investigation of the Property has included, without limitation, the following matters:
          i. The adequacy and condition of improvements to the Property and the adequacy of all utilities to the Property, including, but not limited to, power, water, gas, telephone, cable and sanitary sewer.
          ii. The condition of the soils and the geologic, environmental and engineering conditions of the Property, based on any and all soils, engineering, environmental or geologic tests, reports and studies which Buyer desires to perform, which reports, tests and studies shall be performed at Buyer’s sole cost and expense in compliance with the provisions of Section 18 below; provided, however, that Buyer shall not conduct any invasive testing on the Property without Seller’s prior approval which Seller shall not unreasonably withhold.
          iii. Any documents, instruments and agreements in Seller’s possession or control specifically requested by Buyer and relating to the currently intended use or development of the Property but excluding proprietary or confidential materials, or matters subject to attorney client privilege or constituting attorney work product (the “Property Information Materials”), including without limitation any geo-technical reports, engineering reports, civil engineering drawings (in electronic PDF or CADD form), surveys (including any existing ALTA surveys in Seller’s possession), permits, correspondence with governmental agencies, a phase I environmental audit, traffic studies, drainage studies and the Final Conditions of Approval for Tentative Tract Map No. 31792, approved by the City Council of the City on October 12, 2004, which items have been delivered by Seller to Buyer, or made available to Buyer by Seller, prior to the Effective Date. Such Property Information Materials have been provided or made available to Buyer as an accommodation only, and Seller makes no representation as to the accuracy or completeness of any of such reports, surveys, investigations, audits or studies (except as otherwise may be expressly stated in Section 7 below). Seller will continue to make available to Buyer any and all Property Information Materials until the Close of Escrow. Following Buyer’s specific notice, Seller agrees to request its consultants to be available to Buyer to openly discuss the Property Information Materials prepared by or used by such consultants, but Buyer shall not have the right to request that such consultants perform additional work unless at Buyer’s sole cost and expense.
          iv. Buyer acknowledges that, neither Seller nor any Seller’s Related Parties has made any representations, statements or warranties regarding the physical condition of the Property or the location of the Property within any Natural Hazard Area (as defined below). Buyer has conducted its own investigations and studies of the Property as it deems necessary or appropriate to determine whether or not the Property is located in any Natural Hazard Area. Buyer acknowledges and agrees that, as part of Buyer’s consideration for the Property, Buyer will obtain for itself, at its cost, a report on any Natural Hazard Area affecting the Property to the extent Buyer deems it necessary or desirable to do so. Neither Seller nor any Seller’s Related Parties shall have any liability whatsoever if the Property is located in any Natural Hazard Area, Buyer waives any right to require Seller to provide a report regarding Natural Hazard Areas affecting the Property, and Buyer assumes all risk relating thereto. As used herein, the term “Natural Hazard Area” shall mean those areas identified as natural hazards in the Natural Hazard Disclosure Act, California Government Code Sections 8589.3, 8589.4, 8589.5 and 51183.5, and California Public Resources Code Sections 2621.9, 2694, 2696 and 4136, and any successor statutes or laws.
     6. “AS-IS” Sale; Release; Indemnity.
          a. Buyer acknowledges and agrees that Buyer is experienced in the purchase and development of land similar to the Property and that Buyer has inspected the Property to its satisfaction, and is qualified to make such inspections. Except as expressly provided herein, Buyer acknowledges that it is fully relying on Buyer’s (or Buyer’s representatives’ or consultants’) inspections of the Property and not upon any statements (oral or written) which may have been made or may be made (or purportedly made) by Seller or any of its representatives or consultants, including, without limitation, the Recitals set forth above in this Agreement. Buyer acknowledges that Buyer, or Buyer’s representatives and/or consultants, have had the opportunity to thoroughly inspect and examine the Property to the extent deemed necessary by Buyer in order to enable Buyer to evaluate the condition of the Property and all other aspects of the Property (including, but not limited to, the environmental condition of the Property), and except to the extent of Seller’s representations expressly set forth in Section 7 below, Buyer acknowledges that Buyer will rely solely upon its own (or its representatives’ or consultants’) inspections, examinations and evaluations of the Property, as a material part of the consideration of this Agreement and the purchase of the Property. Subject to the foregoing, Buyer hereby agrees to accept the Property (including without limitation all improvements to the Property) at the Close of Escrow in its “AS IS, WHERE IS” condition and with all faults, patent and latent, and without representations and warranties of any kind, express or implied, or arising by operation of law, except as expressly set forth in Section 7 below. Buyer agrees that its opportunity for an inspection of the Property is in lieu of any notice required by Section 25359.7 of the California Health and Safety Code or any other similar code or statute applicable to the Property, and Buyer hereby waives any requirement for a notice pursuant to any such provision. Without limiting the generality of the foregoing, with the exception of those representations and warranties made by Seller in Section 7 below, Seller and Lennar Homes of California, Inc. (“Lennar Homes”), and each of their members, shareholders, agents, affiliated companies, contractors, subcontractors of every tier, material suppliers to the Property, consultants and attorneys, and the officers, directors, employees of all of the foregoing (collectively, including Lennar Homes, “Seller’s Related

Parties”) have made no representations, guaranties or warranties, and specifically disclaim, and Buyer accepts that Seller and Seller’s Related Parties have disclaimed, any and all representations, guaranties or warranties, express or implied, or arising by operation of law, of or relating to the Property, including, without limitation, of or relating to (i) the use, income potential, characteristics or condition of the Property or any portion thereof, including, without limitation, warranties of suitability, habitability, merchantability, and design or fitness for any specific or a particular purpose, (ii) the existence, non-existence and/or adequacy of all on-site and offsite rights of way, licenses, easements and permits, (iii) the nature, manner, construction, condition, state of repair or lack of repair of any improvements on the Property, whether or not obvious, visible or apparent, (iv) the existence, amount and nature of any and all federal, state, regional, County, City and local fees to be imposed upon the Property or upon Buyer as a condition to the recording of a final tract map or obtaining building permits for the construction of residential homes or other improvements within the Property, including, without limitation, any Multi-Species Habitat Conservation Program fees and Transportation Uniform Mitigation fees imposed by the County or the City, and transportation impact mitigation fees, park maintenance fees and fees for police, fire and other County or City services imposed by the County or City, (v) the environmental condition of the Land and the presence or absence of or contamination by a Hazardous Substance (defined below), or the compliance of the Property with regulations or laws pertaining to health or the environment, (vi) the soil conditions, drainage, flooding characteristics, utilities or other conditions existing in, on or under the Property, including without limitation, whether the Property is situated in or affected by any Natural Hazard Area, (vii) title to the Land, and matters of record affecting said title; and (viii) the compliance of the Property with, and the limitations and obligations imposed pursuant to, applicable laws and regulations affecting the Property (including zoning and building codes and the status of development or use rights respecting the Property). Buyer hereby expressly assumes all risks, liabilities, claims, damages and costs (and agrees that Seller and the Seller’s Related Parties shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or related to the ownership, use, condition, development, maintenance, repair or operation of the Property, subject to Seller’s liability under Seller’s express representations and warranties contained in Section 7 below. Without in any way limiting the foregoing, and except only to the extent any Claims (defined below) arise from Seller’s express representations and warranties contained in Section 7 below, Buyer releases Seller and Seller’s Related Parties from any and all claims, demands, causes of action, judgments, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements), whether known or unknown, liquidated or contingent which Buyer or any agent, representative, affiliate, employee, director, officer, partner, member, servant, shareholder, trustee, assignee or other person or entity acting on Buyer’s behalf or otherwise related to or affiliated with Buyer may have arising from or related to any matter or thing related to or in connection with the Property, including, without limitation, the documents and information referred to in this Agreement, any construction defects, errors or omissions in the design or construction of all or any portion of the Property, any physical, environmental or other conditions relating to or affecting the Property, and the active and passive negligence of Seller or any Seller’s Related Parties in connection with the foregoing (collectively, “Claims”). Buyer shall not look to Seller or any of Seller’s Related Parties in connection with the foregoing for any redress or relief. The foregoing releases shall be given full force and effect according to each of its expressed terms and provisions, including those relating to unknown and unsuspected claims, damages and causes of action. This Section specifically includes any Claims under any Environmental Laws. For purposes hereof, the term “Environmental Laws” includes, but is not limited to, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. §§ 6901 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §§ 9601 et seq.), the Emergency Planning and Community Right to Know Act (42 U.S.C. §§ 11001 et seq.), the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Clean Water Act (33 U.S.C. §§ 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. §§ 136 et seq.), the Safe Drinking Water Act (42 U.S.C. §§ 300f

et seq.), the Endangered Species Act of 1973 (16 U.S.C. §§ 1531 et seq.) and the National Historic Preservation Act (16 U.S.C. §§ 470 et seq.), as any of the same may be amended from time to time, and any state or local law dealing with environmental matters, and any federal and/or state regulations, orders, rules, procedures, guidelines and the like promulgated in connection with any of the foregoing, regardless of whether the same are in existence on the Effective Date. The term “Hazardous Substance” as used in this Agreement shall mean any toxic or hazardous substance, material or waste or any pollutant or contaminant or infectious or radioactive material, including, but not limited to, those substances, materials or wastes regulated now or in the future under any Environmental Laws and any and all of those substances included within the definitions of “hazardous substances”, “hazardous materials”, “hazardous waste”, “hazardous chemical substance or mixture”, “imminently hazardous chemical substance or mixture”, “toxic substances”, “hazardous air pollutant”, “toxic pollutant” or “solid waste” in the Environmental Laws. Hazardous Substances shall also mean any and all other similar terms defined in other federal, state and local laws, statutes, regulations, orders or rules and materials and wastes which are, or in the future become, regulated under applicable local, state or federal law for the protection of health or the environment or which are classified as hazardous or toxic substances, materials or waste, pollutants or contaminants, as defined, listed or regulated by any federal, state or local law, regulation or order or by common law decision, including, without limitation, (i) trichloroethylene, tetrachloroethylene, perchloroethylene and other chlorinated solvents, (ii) any petroleum products or fractions thereof, (iii) asbestos, (iv) polychlorinated biphenyls, (v) flammable explosives, (vi) urea formaldehyde, and (vii) radioactive materials and waste. The provisions of this Section shall be deemed effective on the Effective Date and also upon the Close of Escrow, and shall survive the Close of Escrow.
          b. Buyer acknowledges that certain of the Property Information Materials have been prepared by parties other than Seller. Buyer accepts the fact that Seller is making no representation or warranty whatsoever, express or implied, as to the completeness, content or accuracy of the Property Information Materials, except as may otherwise be provided in Section 7 below. Buyer specifically releases Seller and the Seller’s Related Parties from all claims, whether known or unknown, which are or may be asserted against or incurred by Buyer by reason of the information contained in, or that should have been contained in, the Property Information Materials or in the Recitals to this Agreement.
Waiver of Civil Code Section 1542
     To evidence the intent of the parties as to the foregoing releases by Buyer of Seller and the Seller’s Related Parties, Buyer hereby represents, warrants, and acknowledges to Seller and Seller’s Related Parties that it understands the foregoing releases. In furtherance of this intention, Buyer expressly waives the provisions of Section 1542 of the Civil Code of the State of California relating to the matters specifically released above, which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”
               WAS
Buyer’s Initials
          c. As a material part of the consideration of this Agreement, effective the Close of Escrow, Buyer shall indemnify, defend and hold harmless Seller, the Seller’s Related Parties, and their respective property from, for and against all loss, liability, damages, costs and expenses (including attorneys’ fees) arising from or related to Claims (including without limitation demands made against the

Bonds (as defined below)). The defense by Buyer required above shall be a full and complete defense of all the indemnified parties described above and the defense obligation shall be effective immediately after a Claim is tendered to Buyer. However, the foregoing indemnity shall not: (i) operate to relieve any indemnified party to the extent of loss, liability, damage, injury or claim found by a court of competent jurisdiction to have been caused by the willful misconduct of such party (but the acts or failures to act of any consultant, contractor or other agent or representative of any indemnified party shall not be attributed to such party), or (ii) relieve Seller from its obligations under Section 7 below or other covenants made by Seller in this Agreement.
     7. Seller’s Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, which representations and warranties shall be true and correct as of the Effective Date and as of the date of the Close of Escrow, and, subject to Section 31 hereof, shall survive the Close of Escrow, as follows:
          a. Seller is a limited liability company duly organized, validly existing and in good standing under Delaware law and is qualified to conduct business in the State of California. Seller has the legal power, right and authority to enter into this Agreement and the instruments to be executed by Seller pursuant to this Agreement and to consummate the transactions contemplated hereby.
          b. All requisite action has been taken by Seller in connection with Seller’s execution of this Agreement, the instruments to be executed by Seller pursuant to this Agreement and the consummation of the transactions contemplated hereby.
          c. The individuals executing this Agreement and the instruments to be executed by Seller pursuant to this Agreement on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement and such instruments.
          d. Neither the execution and delivery of this Agreement and the documents referenced herein, nor the undertaking of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement or the documents referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party.
          e. To Seller’s knowledge, there is not pending or overtly threatened in writing, from any federal, state, county or local authority any notice, suit, or judgment relating to any violation of any statute, ordinance, law or code with respect to the Property.
          f. To Seller’s knowledge, Seller has not caused or knowingly authorized the presence, placement, generation, transportation, storage, release, treatment or disposal on the Land of any Hazardous Substance, and has not received any notice from any governmental authority stating or indicating the existence or occurrence of any of the foregoing.
          g. To Seller’s knowledge, except for the Permitted Exceptions or other matters disclosed in or pursuant to this Agreement, there are no leases or contracts which will be enforceable against Buyer following the Close of Escrow.
          h. To Seller’s knowledge, except as otherwise disclosed to Buyer in writing, the Property Information Materials do not contain any material inaccuracy or any material omission which would render such Property Information Materials materially misleading.

          i. To Seller’s knowledge: (i) there presently is not any Hazardous Substances or above- or below-ground storage tanks on the Land; (ii) Seller has not received any notification from any governmental entity or agency regarding any alleged non-compliance of the Land with applicable laws and/or regulations relating to Hazardous Substances; and (iii) there is no pending or threatened litigation, proceedings or investigations before any governmental entity or agency in which the presence, placement, generation, transportation, storage, release, treatment or disposal of any Hazardous Substance on or in the Property has been alleged (but Buyer acknowledges that the Land is not fenced and thus is an uncontrolled site).
          j. To Seller’s knowledge, there are currently no contractor invoices for construction work on the Property that are due, owing, unpaid and disputed.
     For purposes of Section 7(a)-(i), “Seller’s knowledge” shall refer to the actual, personal knowledge of Gary Glazer, without any duty of inquiry or investigation. For purposes of Section 7(j), “Seller’s knowledge” shall refer to the actual, personal knowledge of Jarnne Valdez (the project manager for the Property), without any duty of inquiry or investigation. In the event a representation or warranty of Seller as stated above is true as of the Effective Date, but due to the occurrence of a change in circumstances of which Seller actually becomes aware between the Effective Date and the Close of Escrow, cannot be stated truthfully by Seller in all material respects upon the Close of Escrow, Seller shall not be in breach of this Agreement by reason thereof, provided Seller promptly after learning of the same and prior to the Close of Escrow, notifies Buyer in writing of such change in circumstances. In such event, Buyer shall have the right, by written notice to Seller and Escrow Holder within five (5) business days of learning of such changed circumstance, to either (x) waive such changed circumstances (which shall be deemed given if Buyer authorizes Escrow Holder to close Escrow) and proceed to close Escrow with Seller’s relevant representation or warranty deemed qualified to apply except for the changed circumstances, or (y) deem such change in circumstances a failure of a condition precedent to Buyer’s obligation to purchase the Property and terminate this Agreement, in which event the termination provisions of Section 12 below shall apply.
     8. Buyer’s Representations, Warranties and Covenants. Buyer hereby represents and warrants to Seller, which representations and warranties shall be true and correct as of the Effective Date and as of the date of the Close of Escrow, and, subject to Section 31 hereof, shall survive the Close of Escrow, as follows:
          a. Buyer is a limited partnership, duly organized, validly existing and in good standing under Delaware law and is qualified to conduct business in the State of California. Buyer has the legal power, right and authority to enter into this Agreement and the instruments to be executed by Buyer pursuant to this Agreement and to consummate the transactions contemplated hereby.
          b. All requisite action has been taken by Buyer in connection with Buyer’s execution of this Agreement, the instruments to be executed by Buyer pursuant to this Agreement, and the consummation of the transactions contemplated hereby.
          c. The individuals executing this Agreement and the instruments to be executed by Buyer pursuant to this Agreement on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms and conditions of this Agreement and such instruments.
          d. Neither the execution and delivery of this Agreement and the documents referenced herein, nor the undertaking of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement or the documents referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.
     9. Title Insurance. It shall be a condition to the Close of Escrow for Buyer’s benefit that the Title Company shall have unconditionally committed to issue to Buyer an ALTA standard coverage owner’s policy of title insurance (the “Title Policy”) in the amount of the Purchase Price, showing fee simple title to the Land to be vested in Buyer free and clear of all liens and encumbrances other than the Permitted Exceptions. Seller shall pay the premium for the issuance of the Title Policy and the cost of a mechanics’ lien endorsement (CLTA 101.4). Buyer, at Buyer’s sole option so long as the Close of Escrow is not thereby delayed and not as a condition to the Close of Escrow, may elect to obtain an ALTA extended coverage Title Policy. In such event, Seller shall pay for the standard coverage portion of the premium for the Title Policy and the cost of any curative endorsements Seller has agreed to provide, and Buyer shall pay the portion of the cost of the Title Policy attributable to extended coverage, including the cost of any Buyer Requested Title Endorsements.
     10. Conditions to Close of Escrow.
          a. Buyer’s obligation to purchase the Property and close Escrow is subject to and conditioned upon the satisfaction of the following conditions on or before the Close of Escrow:
          i. The Title Company shall be committed to issue the Title Policy to Buyer in accordance with the requirements of Section 9 above;
          ii. The physical condition of the Property shall not have changed in any material, adverse manner between the Effective Date and the Close of Escrow;
          iii. The representations and warranties of Seller under Section 7 above shall be true and correct on the Closing Date, and Seller shall not be in material breach of any such representation or warranty given by Seller;
          iv. Seller shall not otherwise be in default in the performance of any of its material obligations under this Agreement.
          b. Seller’s obligation to sell the Property and close the Escrow is subject to and conditioned upon the satisfaction of the following conditions on or before the Close of Escrow:
          i. The representations and warranties of Buyer under Section 8 above shall be true and correct on the Closing Date, and Buyer shall not be in material breach of any such representation or warranty given by Buyer;
          ii. Buyer shall have deposited into the Escrow all funds required to pay the Purchase Price and Buyer’s share of pro-rations and closing costs;
          iii. the Title Company shall be committed to issue the Title Policy to Buyer in accordance with the requirements of Section 9 above; and
          iv. Buyer shall not be in default of any other obligation of Buyer under this Agreement.

     11. Deliveries to Escrow Holder.
          a. Seller shall execute and deliver or cause to be delivered to Escrow Holder by 5:00 P.M. on the last business day before the outside date for the Close of Escrow the following instruments, and documents:
          i. The Grant Deed, in recordable form, duly executed and acknowledged by Seller;
          ii. a Certification of Non-Foreign Status (the “Certification”), substantially in the form attached hereto as Exhibit “D”, and a California Form 593-C; and
          iii. any other instruments and documents which Seller is obligated to execute and deliver into the Escrow under this Agreement.
          b. Buyer shall execute (and have notarized where appropriate) and deliver or cause to be delivered to Escrow Holder by 5:00 P.M. on the last business day before the outside date for the Close of Escrow the following:
          i. all sums that Buyer is required to deliver to Escrow Holder pursuant to Section 3.d to close the Escrow;
          ii. the Notices of Special Tax for community facility districts affecting the Property in the form attached as Exhibit “L” attached hereto (“Notices of Special Tax”);
          iii. the Deed of Trust (as defined in Section 34 below); and
          iv. any other instruments and documents which Buyer is obligated to execute and deliver into the Escrow under this Agreement.
          c. Joint Deliveries. By 5:00 P.M. on the last business day before the outside date for the Close of Escrow, Buyer and Seller shall execute, acknowledge where required, complete required insertions, and jointly deposit into Escrow the following documents. When necessary or convenient, the parties may separately deposit into Escrow counterpart originals of these documents in which case Escrow Holder shall detach the signature and acknowledgment pages from one set of such counterparts and attach them to the other set of counterparts to create fully executed originals.
          i. a General Assignment substantially in the form attached hereto as Exhibit “C” (the “Assignment”);
          ii. an Assignment and Assumption of Profit Participation Agreement in substantially the form of Exhibit “I” attached hereto (the “PPA Assumption”);
          iii. an Assignment and Assumption of Continuing Disclosure Agreement in substantially the form of Exhibit “J” attached hereto (the “CDA Assumption”); and
          iv. the ROFR Agreement (as defined in Section 35 below).
     12. Termination. Whenever (i) a party has the right to terminate this Agreement pursuant to an express provision of this Agreement, and notifies the other party of its election to terminate the Agreement, or (ii) this Agreement automatically terminates pursuant to an express provision of this Agreement, then:

          a. This Agreement, the Escrow and the rights and obligations of Buyer and Seller under this Agreement shall terminate except as otherwise expressly provided in this Agreement;
          b. If neither Buyer nor Seller are in breach of this Agreement, each party shall be responsible to pay one-half of any cancellation charges payable to Escrow Holder and the Title Company; otherwise the breaching party shall be responsible for all such cancellation charges;
          c. Escrow Holder shall promptly return to Seller and Buyer all documents deposited by them into the Escrow, respectively;
          d. Buyer and/or Buyer’s Representatives (as hereinafter defined) shall promptly deliver to Seller all originals and copies of such information and all third party reports and studies obtained by Buyer and/or Buyer’s Representatives (without warranty as to accuracy or completeness and subject to the rights of third party consultants preparing such reports), except to that portion of such information already in the public domain (e.g., title reports, matters of public record, filings with public agencies);
          e. If Buyer is entitled to the return of the Deposit (i.e., Buyer terminates this transaction due to a breach by Seller of this Agreement or due to the failure of a condition precedent to Buyer’s obligation to purchase the Property as specified in Section 10.a above), then provided the terms of Section 12.d. above have been satisfied, as evidenced by written notice from Seller to Escrow Holder, Escrow Holder shall release the Deposit to Buyer (less one-half of any escrow cancellation charges, if applicable); and
          f. If Buyer is not entitled to the return of the Deposit, then Escrow Holder shall release the Deposit to Seller.
     13. Costs and Expenses. The premium for the Title Policy shall be paid in accordance with the provisions of Section 9 above. The escrow fees of Escrow Holder shall be shared equally by Seller and Buyer. Seller shall pay all documentary transfer taxes payable with the recordation of the Grant Deed. Buyer and Seller shall pay, respectively, Escrow Holder’s customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. Buyer and Seller shall each pay their own legal and professional fees and fees of other consultants incurred in connection with this transaction. All other costs and expenses shall be allocated equally between Buyer and Seller, except the costs of performing the obligations of each party to this Agreement, which costs shall be borne solely by the party incurring such costs. The provisions of this Section 13 shall survive the Close of Escrow or a termination of this Agreement.
     14. Pro-rations and Credits.
          a. Real property taxes and assessments with respect to the Land based upon the latest available tax information shall be pro-rated such that Seller shall be responsible for all such taxes and assessments levied against the portion of Land owned by such entity to and including the day prior to the Close of Escrow and Buyer shall be responsible for all such taxes and assessments levied against the Land from and after the date of the Close of Escrow. If the Land is not as of the Close of Escrow assessed as separate legal parcels, the parties shall in good faith fairly allocate a pro-rata share of the property taxes of the larger tax parcel of which the Land is a part based on previous tax bills.
          b. As soon as reasonably practicable after the Close of Escrow, (i) if any errors or omissions are made regarding adjustments and pro-rations as set forth above, the parties shall make the appropriate corrections promptly upon the discovery thereof, and (ii) if any estimates are made at the Close of Escrow regarding adjustments or pro-rations, the parties shall make the appropriate corrections promptly when accurate information becomes available. Any refunds from the County tax collector attributable to reduced real property assessments commencing as of the Close of Escrow shall be the property of Buyer. The provisions of this Section 14.b shall survive the Close of Escrow.
          c. Buyer shall receive a credit through Escrow in the amount of $6,577 in consideration of which Buyer agrees to pay promptly following the Close of Escrow that same amount to the State Water Resources Control Board in satisfaction of its Invoice No. 19929, dated January 7, 2009, Facility ID 8 332766001, for Annual Waste Discharge Fees.
     15. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner indicated:
          a. Escrow Holder shall cause the Grant Deed to be recorded in the Official Records of the County, together with any other documents that the parties hereto may mutually direct.
          b. Escrow Holder shall hold and/or disburse all funds deposited with Escrow Holder by Buyer as follows:
          i. Deduct (and disburse) all items chargeable to the account of Buyer pursuant hereto;
          ii. Deduct (and disburse or credit to Buyer where appropriate) all items chargeable to the account of Seller pursuant hereto (including, without limitation, any credits and/or reimbursements to which Buyer is entitled where expressly provided in this Agreement); and
          iii. Refund to Buyer any excess funds deposited by Buyer.
          c. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer.
          d. Escrow Holder shall deliver to Buyer and Seller, originals of the executed counterparts of the documents and instruments deposited by the parties pursuant to Section 11 hereof that are not recorded, and copies of all recorded documents; to Buyer only, the original of the Certification; and to Seller only, the originals of the Notices of Special Tax.
          e. Escrow Holder shall deliver to Buyer and Seller duplicate originals or copies (as the case may be) of all documents delivered by Escrow Holder to Buyer at Closing.
          f. Escrow Holder shall provide Buyer and Seller with a closing statement covering the sale of the Property to Buyer.
     16. Default.
          a. By Buyer. IN THE EVENT THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO THE DEFAULT OF BUYER, THEN SELLER SHALL BE ENTITLED TO OBTAIN AND RETAIN THE DEPOSIT AS SELLER’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT, AT LAW OR IN EQUITY, FOR SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF THIS AGREEMENT THAT EXPRESSLY SURVIVE A TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT SELLER’S RIGHTS OR DAMAGES UNDER ANY INDEMNITIES GIVEN BY BUYER TO SELLER UNDER THIS AGREEMENT. SELLER AND BUYER HAVE DISCUSSED THE POSSIBLE CONSEQUENCES TO SELLER IN

THE EVENT THAT THE ESCROW FAILS TO CLOSE AS A RESULT OF BUYER’S DEFAULT. SELLER AND BUYER HAVE DETERMINED AND HEREBY AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX THE ACTUAL DAMAGES TO SELLER OCCURRING IN THE EVENT OF BUYER’S DEFAULT UNDER THIS AGREEMENT. THE PARTIES, HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES SELLER WOULD SUFFER IN THE EVENT OF BUYER’S NONPER-FORMANCE OF ANY OBLIGATION HEREUNDER, HEREBY AGREE THAT A REASONABLE ESTIMATE OF SUCH DAMAGES IS AN AMOUNT EQUAL TO THE DEPOSIT, AND IN THE EVENT THIS TRANSACTION FAILS TO CLOSE DUE TO BUYER’S DEFAULT UNDER THIS AGREEMENT, SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AS FULLY AGREED LIQUIDATED DAMAGES. SELLER WAIVES ANY AND ALL RIGHT TO SEEK OTHER RIGHTS OR REMEDIES AGAINST BUYER, INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE. THE PAYMENT AND RETENTION OF THE DEPOSIT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. UPON ANY SUCH BREACH OR DEFAULT BY BUYER HEREUNDER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE RIGHT OF SELLER TO RETAIN SUCH LIQUIDATED DAMAGES, AND EXCEPT AS EXPRESSLY PROVIDED ABOVE. THE PARTIES AGREE THAT, UNDER THE CIRCUMSTANCES OF THIS TRANSACTION AND THE MARKETPLACE AT THE TIME HEREOF, THIS LIQUIDATED DAMAGES PROVISION IS REASONABLE AND IN ACCORDANCE WITH CALIFORNIA CIVIL CODE SECTION 1671.

GJ	WAS
SELLER’S INITIALS	BUYER’S INITIALS
          b. By Seller.
     i. For any Seller Default occurring prior to the Close of Escrow, Buyer may elect either to: (1) bring and maintain an action for specific performance, in which case Buyer shall file and serve such action on Seller within ninety (90) days after the Seller Default, or (2) terminate this Agreement and Escrow, receive a refund of the Deposit; and Buyer waives its right to seek any other damages of any type or any other remedy against Seller or any other Indemnitee in connection with such Seller Default.
     ii. For Seller’s breach of one or more of its representation and warranties made in Section 7 as of the Close of Escrow, Buyer’s sole remedy shall be to file an action against Seller for damages within ninety (90) days after discovering such breach which damages shall not exceed, in the aggregate, a maximum of Twenty Five Thousand Dollars ($25,000), and Buyer waives its right to seek any other remedy against Seller in connection with such a breach.
     iii. For any Seller Default not described in Subsection (ii) above and occurring after the Close of Escrow, Seller’s sole remedy shall be to bring and maintain an action for specific performance, in which case Buyer shall file and serve such action on Seller within sixty (60) days after the Seller Default, and Buyer waives its right to seek damages of any type or any other remedy against Seller or any Seller’s Related Parties in connection with such Seller Default. However, if the JAMS referee determines that specific performance is not available as a remedy for the Seller Default described in this paragraph, the remedy limitations of this paragraph shall not apply.
          c. No Limitation. In no event shall this Section 16 limit either party’s rights against the other in connection with any of the following: (i) Section 19 (Brokers), or (ii) Section 25 (Professional Fees).
     17. Entry-Related Insurance Requirements. The following shall constitute the “Required Insurance Coverage” of a party under the stated circumstance:
          a. Prior to the entry on the Property during the term of this Agreement by Buyer or its employees, contractors or agents, Buyer shall deliver to Seller a certificate or certificates showing that (i) Buyer, or Buyer’s contractors and/or consultants performing investigative work on the Land, has in force a policy of comprehensive public liability insurance with liability coverage of at least One Million and No/100 Dollars ($1,000,000.00) per occurrence for bodily injury and property damage, automobile liability coverage including owned and hired vehicles with a combined single limit of not less than One Million and No/100 Dollars ($1,000,000.00) per occurrence for bodily injury and property damage, and an excess umbrella liability policy of bodily injury and property damage in the amount of Two Million and No/100 Dollars ($2,000,000.00), insuring Seller, its members and agents as additional insureds.
          b. The foregoing insurance coverage shall be on an “occurrence form” and otherwise in such forms and with an insurance company reasonably acceptable to Seller, and each insurance policy may be cancelled only after at least thirty (30) days’ prior written notice has been given by the insurer to each additional insured thereunder.
     18. Right of Entry.
          a. Buyer and Buyer’s agents, representatives, consultants, contractors and subcontractors (collectively, “Buyer’s Representatives”) shall have the right to enter upon the Land at all reasonable times during the term of this Agreement, in order to conduct such further investigations, tests and studies as Buyer shall reasonably deem necessary (the “Investigations”), so long as such activities do not unreasonably damage the Land. Prior to entry onto the Land, Buyer shall deliver to Seller a certificate or certificates evidencing that the Required Insurance Coverage specified in Section 17 above has been obtained and is in effect. Buyer shall keep the Land free and clear of any mechanic’s liens or materialmen’s liens arising out of any such activities (and at Buyer’s sole expense, Buyer shall immediately discharge of record or bond around any such liens or encumbrances that are so filed or recorded, including, without limitation, liens for services, labor or materials furnished in connection with the activities of Buyer or Buyer’s Representatives on the Property). Further, Buyer hereby indemnifies and holds Seller harmless from and against any and all claims, demands, causes of action, losses, costs, liabilities and/or expenses (including, without limitation, attorneys’ fees and disbursements) to the extent caused by Buyer or Buyer’s Representatives in connection with any Investigations or other activities of Buyer or Buyer’s Representatives taken with respect to the Land and/or any liens or encumbrances filed or recorded against the Property as a result thereof; provided, however, that notwithstanding the foregoing, in no event shall Buyer be responsible for any environmental conditions existing on the Land and discovered by (but not caused or exacerbated by an act or knowing omission of) Buyer during the course of Buyer’s investigation of the Land, or any acts of Seller or Seller’s Related Parties. The foregoing obligation shall survive the Close of Escrow or termination of this Agreement.
          b. During the term of this Agreement, Buyer shall:
          i. conduct any further Investigations of the Property deemed desirable by Buyer (but the subject transaction shall not be contingent upon the results of such Investigations);

          ii. provided that Seller has given approval for invasive testing, promptly repair any damage to the Land resulting from Buyer’s Investigations and replace, refill and re-grade any holes made by Buyer in, or Buyer’s excavations of, any portion of the Property used for such Investigations so that the Land shall be in substantially the same condition that it existed in prior to such Investigations;
          iii. fully comply with all laws applicable to the Investigations and all other activities undertaken in connection therewith;
          iv. give Seller reasonable advance notice so that Seller can arrange to have a representative present during all Investigations undertaken hereunder;
          v. take all actions and implement all protections reasonably necessary to ensure that the Investigations and the equipment, materials, and substances generated, used or brought onto the Land in connection with the Investigations pose no threat to the safety or health of persons or the environment and cause no damage to the Land or other property of Seller or other persons; and
          vi. furnish to Seller, at no cost or expense to Seller (but without warranty as to accuracy, completeness or fitness for a particular purpose) and subject to any disclaimers or limitations on reliance imposed by third party consultants), copies of all surveys, soil test results, engineering, asbestos, environmental and other third party studies and reports relating to the Investigations which Buyer shall obtain with respect to the Land (Buyer shall be relieved of this obligation if the Agreement terminates due to a breach by Seller of a material obligation under this Agreement).
     The foregoing obligations shall survive the Close of Escrow or a termination of this Agreement.
          c. Without limiting the foregoing, in no event shall Buyer, without the prior written consent of Seller, which shall not be unreasonably withheld, conditioned or delayed, make any invasive physical testing (environmental, geo-technical or otherwise) on the Land.
     19. Brokers. Buyer and Seller each warrant and covenant to the other that no fees or commissions are due or owing to any finders or brokers as a result of this transaction. In the event of any claim for brokers’ for finders’ fees or commissions in connection with the negotiations, execution or consummation of this Agreement or the purchase and sale of the Property, then Buyer shall indemnify, save harmless and defend Seller from and against any such claim based upon any alleged statement, representation or agreement by Buyer, and Seller shall indemnify, save harmless and defend Buyer from and against any such claim based upon any alleged statement, representation or agreement by Seller. The provisions of this Section shall survive the Close of Escrow.
     20. Assignment. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller, which consent, except as provided below, may be withheld by Seller in its sole and absolute discretion, and which may be conditioned upon such terms and conditions as Seller may require, in its sole and absolute discretion. Notwithstanding the foregoing, Buyer shall have the right to assign its interest under this Agreement to any corporation, partnership or limited liability company over which Buyer or its principals has or have managerial control and in which Buyer or its principals has or have a material economic interest, provided that in either instance the assignee unqualifiedly and fully assumes all the obligations of Buyer (including all post-closing obligations of Buyer as set forth in this Agreement) for the express benefit of Seller pursuant to a fully executed assignment and assumption agreement delivered to Seller not later than two (2) business days prior the Close of Escrow. Notwithstanding and without limiting the foregoing, no assignment of this Agreement shall release the original Buyer hereunder and no consent given by Seller to any transfer or assignment of Buyer’s rights or obligations hereunder shall be deemed to constitute a consent to any other transfer or assignment of Buyer’s rights or obligations hereunder and no transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.
     21. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, delivered or sent by telecopy or reputable overnight courier (such as Federal Express) and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice, (ii) if mailed, three (3) business days after the date of posting by the United States post office, (iii) if given by fax or telecopy, when sent, or (iv) if sent by reputable overnight courier (such as Federal Express), one (1) business day after deposit with the overnight delivery service. Any notice, request, demand, direction or other communication sent by cable or telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing. The addresses of Buyer, Seller and Escrow Holder are as follows:

To Seller:	c/o Lennar Homes of California, Inc.
391 N. Main Street, Suite 300
Corona, CA 92880
	Attention:	Mr. Greg McGuff
Mr. Gary Glazer
	Telephone:	(951) 817-3500
	Facsimile:	(951) 817-3599

With a copy to:	Deverich & Gillman LLP 1920 Main Street, Suite 830 Irvine, CA 92614
	Attn:	Jay W. Deverich, Esq.
	Telephone:	(949) 975-0100
	Fax No.:	(949) 975-0110

To Buyer:	c/o Shopoff Advisors, L.P. 8951 Research Drive Irvine, California 92618
	Attention:	Mr. Tim McSunas
	Telephone:	(949) 417-9945
	Facsimile:	(949) 417-1399

With a copy to:	Gromet & Associates 114 Pacifica, Suite 250 Irvine, California 92618
	Attention:	Stevan J. Gromet, Esq.
	Telephone:	(949) 261-1110
	Facsimile:	(949) 261-1818

To Escrow Holder:	to the address given at the top of page 1 hereof
     22. Required Actions of Buyer and Seller. Buyer and Seller shall execute all instruments and documents and take all other actions that may be reasonably required in order to consummate the purchase and sale herein contemplated, and shall use commercially reasonable efforts to accomplish the Close of Escrow in accordance with the provisions hereof.
     23. Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
     24. Waivers. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified in this Agreement for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.
     25. Professional Fees. Subject to the provisions of Section 16 hereof, in the event of the bringing of any action or suit by either party against the other by reason of any breach of any of the covenants, representations or warranties of the other party under this Agreement, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including, without limitation, actual attorneys’ fees, accounting and engineering fees, and other professional fees resulting therefrom.
     26. Entire Agreement; Amendment. This Agreement (including all recitals, exhibits and schedules attached hereto) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto including without limitation that certain Letter of Intent, dated February 24, 2009. This Agreement may not be modified, changed, or supplemented, nor may any obligation hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto.
     27. Time of the Essence. Time is of the essence with respect to each and every provision of this Agreement. Whenever any action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-business day, then such period (or date) shall be extended until the next succeeding business day. As used herein, the term “business day” shall mean any day, other than a Saturday or Sunday, on which commercial banks in the State of California are not required or authorized to be closed for business.
     28. Construction of Agreement. Headings at the beginning of each section and subsection of this Agreement are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice verse. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to sections and subsections are to sections and subsections in this Agreement. All recitals, exhibits and schedules referred to in this Agreement are attached and incorporated by this reference.
     29. Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns, and any third parties expressly mentioned herein, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. Except to the extent expressly provided for herein, this Agreement is not intended to and does not create any third party beneficiary rights whatsoever.
     30. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.
     31. Survival of Obligations. All of Buyer’s and Seller’s representations and warranties in this Agreement shall survive the Close of Escrow for a period of one (1) year; covenants of the parties expressly stated to survive the Close of Escrow shall survive until the obligations in question are discharged. All other obligations of Seller or Buyer not expressly stated to survive the Close of Escrow or not stated in the exhibit documents to be delivered upon the Close of Escrow shall be deemed discharged upon the Close of Escrow and the recordation of the Grant Deed.
     32. Order of Reference. The parties hereto agree that the State Courts located in Riverside County, California (“Court”) shall have exclusive jurisdiction over any action or proceeding brought to enforce or interpret any provision of this Agreement (“Action”), and the parties hereby consent to the exercise of personal jurisdiction over them by the Court for purposes of resolving the Action. Any party may file a complaint with the Court, and in no other court, and any party may give the other parties written notice of the notifying party’s intent to apply to the Court to appoint a referee pursuant to the provisions of California Code of Civil Procedure Section 638. Following the filing of the complaint and service of the summons, such Action shall be referred promptly by the Court (a) upon joint application of the parties, to a retired judge or justice from the Orange County panel members of JAMS (“JAMS”) stipulated by the parties within five (5) business days of the delivery of the notifying party’s notice described above; or (b) if the parties have not so stipulated, upon ex parte application of any party, to any retired judge or justice from such panel; to try all of the issues including all pre-trial and post-trial hearings, motions and matters of any kind whether of fact or of law and report a statement of decision thereon which shall stand as a decision of the Court. The referee shall have all the powers of a regular sitting Superior Court judge including without limitation the power to impose sanctions and to hold in contempt. Discovery shall be permitted in accordance with law and must be completed no later than ten (10) calendar days prior to the date first set for trial. A court reporter at the trial may be requested by any party. The trial must commence within one hundred twenty (120) calendar days of the date of appointment of the referee. Should JAMS, or a successor of JAMS, not be in existence at the time an Action arises, the parties agree to jointly select in good faith an alternate organization offering at that time services substantially similar to those now offered by JAMS and, when so selected, such alternate organization shall be substituted for JAMS wherever JAMS is referred to herein.
     33. Governing Law. The parties expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California.
     34. Exoneration of Subdivision Bonds.
          a. Generally. Seller has executed subdivision improvement agreements (collectively, the “SIAs”) and posted those bonds listed on Exhibit “E” attached hereto securing the SIAs (collectively, the “Bonds”). Buyer shall cause new SIAs and replacement bonds (or other security satisfactory to the beneficiary, as applicable) to be delivered to the beneficiary, as applicable, and shall cause Seller to be released from liability under the SIAs and cause the Bonds to be fully exonerated within one hundred eighty (180) days following the Closing Date.

          b. Liquidated Damages Remedy. BUYER AND SELLER AGREE THAT: (A) IF BUYER BREACHES ITS OBLIGATIONS UNDER Section 34(a) ABOVE, THEN SELLER’S SOLE AND EXCLUSIVE REMEDY FOR SUCH BREACH SHALL BE TO RECOVER FROM BUYER LIQUIDATED DAMAGES IN THE AMOUNT OF $650,000 AND NOT AS A PENALTY; AND (B) BECAUSE OF THE NATURE OF THIS AGREEMENT, IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX SELLER’S ACTUAL DAMAGES IF SUCH A BREACH OCCURS AND THAT THEREFORE THE AMOUNT OF LIQUIDATED DAMAGES SPECIFIED ABOVE SHALL BE PRESUMED TO BE THE AMOUNT OF DAMAGES SELLER WOULD SUSTAIN BY REASON OF SUCH A BREACH AND REPRESENTS A REASONABLE ESTIMATE OF THOSE DAMAGES PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671 THROUGH 1681. BUYER’S OBLIGATION TO PAY SUCH LIQUIDATED DAMAGES IS SECURED BY A DEED OF TRUST RECORDED AGAINST THE LAND IN THE FORM OF EXHIBIT “F” ATTACHED HERETO (“TRUST DEED”), AND SELLER WAIVES THE RIGHT TO OBTAIN A DEFIENCY JUDGEMENT AGAINST BUYER AFTER ANY FORECLOSURE OF THE TRUST DEED.
     35. Right of First Refusal. Notwithstanding anything to the contrary herein, pursuant to the terms and conditions of that certain right of first refusal agreement substantially in the form attached hereto as Exhibit “G” (the “ROFR Agreement”), Buyer and Seller hereby agree that Seller shall have a right of first refusal (the “ROFR”) to re-purchase all or a portion of the Property from Buyer upon Buyer’s receipt of a bona fide offer from a third party to purchase all or such portion of the Property, which offer is acceptable to Buyer. Upon Buyer’s receipt of such bona fide offer which Buyer is willing to accept, Buyer shall provide to Seller a copy of the bona fide offer (“Buyer’s Notice”). Seller shall have five (5) days from receipt of Buyer’s Notice to exercise its ROFR upon that portion of the Property which is the subject of the third party offer (the “ROFR Property”) by matching the terms and conditions of such bona fide offer contained in Buyer’s Notice. If Seller exercises its ROFR with respect to the ROFR Property, but the ROFR Property does not constitute all of the Property then owned by Buyer at such time, the remaining portion of the Property shall remain subject to the ROFR. If Buyer is unable to consummate the sale of the ROFR Property to any third party at a price not less than (97%) of the price contained in Buyer’s Notice and otherwise on terms not materially more favorable to such third party than those set forth in Buyer’s Notice within six (6) months of the date of delivery of Buyer’s Notice to Seller, then the ROFR shall continue to apply to the ROFR Property in accordance under the terms of the ROFR Agreement.
     36. Waiver of Bulk Sale Notice and PPA. Prior to the Close of Escrow, Buyer shall deliver to Seller an approval signed by TSG Kula Nei, L.P., a California limited partnership, formerly known as Wasson Canyon Investments, L.P., a California limited partnership (“Wasson”), in substantially the form of Exhibit “K” attached hereto.
     37. Insurance. For the period Buyer owns the Property, Buyer shall, at its sole cost and expense, use commercially reasonable efforts to cause its insurer to name Seller and Lennar Homes as additional insureds on the commercial general liability policy(ies) Buyer carries for the Property. Buyer shall arrange for its insurance carrier to issue an initial certificate to Lennar Homes showing both Seller and Lennar Homes as additional insureds on such policy and then an additional certificate confirming the continuation of coverage promptly following the expiration of any policy term.
     38. Developer Obligations. If and when Buyer commences any development work on the Land, Buyer agrees the following additional obligations shall apply:
          a. Expanded Indemnity. In lieu of the indemnity obligation in Section 6(c) above, effective retroactive to the Close of Escrow, Buyer shall indemnify, defend and hold harmless Seller, the

Seller’s Related Parties, and their respective property from, for and against all loss, liability, damages, costs and expenses (including attorneys’ fees) arising from or related to Claims. The defense by Buyer required by the above sentence shall be a full and complete defense of all the indemnified parties described above and the defense obligation shall be effective immediately after a Claim is tendered to Buyer.
          b. Developer Insurance. In lieu of the insurance described in Section 37 above, Buyer shall, at its sole cost and expense, by the date of commencement of such development work, obtain and thereafter maintain in full force and effect with companies reasonably acceptable to Seller, the insurance set forth on Exhibit “H” attached hereto, and otherwise comply with the provisions of that Exhibit. Buyer shall give Seller and Lennar Homes advance notice of such commencement of development work accompanied by documentation reasonably satisfactory to Seller confirming that such insurance will be in place as of the date of such commencement.
For purposes hereof, the term “development work” shall exclude periodic maintenance activities on the Property such as weed abatement or street sweeping.
     39. Subsequent Sale of Property. If Buyer sells or otherwise conveys in fee the Property or any portion thereof to another person or entity (other than a sale of a completed residence to a member of the homebuying public), then as part of such sale or conveyance, Buyer shall use commercially reasonable efforts to contractually require the transferee, its successors and assigns, for the express benefit of the Benefited Parties (as defined below) enforceable by each of them as third party beneficiaries, to agree to: (a) substantially the same obligations of Buyer under Section 6(a)-(b) (“AS-IS” and release), and (b) Section 38 (Developer Obligations). Despite using commercially reasonable efforts, if Buyer is unable to obtain its transferee’s agreement to substantially the above referenced obligations, then Buyer shall nevertheless obtain for the express benefit of the Benefited Parties enforceable by each of them as third party beneficiaries, all protective provisions negotiated by Buyer for its own benefit (including, by way of example, the transferee’s agreement to acquire the Property in its “as is” condition, any release of Buyer from obligations related to the Property, an indemnity of Buyer related to the Property, and the transferee’s agreement to maintain insurance related to the Property that benefits Buyer). For purposes of all such protective provisions other than insurance, the Benefited Parties shall mean Seller and the Seller’s Related Parties. For purposes of any insurance carried by the transferee, the Benefited Parties shall mean the Insured Parties (as defined on Exhibit “H” below). Following the sale of the Property (or any portion thereof), Buyer shall not have any obligation to Seller under this Section 39 to enforce, for the benefit of Seller, any of the agreed undertakings of such purchasing person or entity.
[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement and Joint Escrow Instructions as of the date first above written.

SELLER:	MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company

	By:	MS Rialto Residential Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	MSR Holding Company, LLC, a Delaware limited liability company, its Sole Member

			By:	Lennar Homes of California, Inc., a California corporation, its California Manager

				By:	/s/ Graham Jones
				Name:	Graham Jones
				Title:	Vice President

BUYER:	SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

		By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

				By:	/s/ William A. Shopoff
				Name:	William A. Shopoff
				Title:	President and Chief Executive Officer

[Signatures Continued on Next Page]

ESCROW HOLDER APPROVES THE ESCROW PROVISIONS AND SPECIFIC INSTRUCTIONS TO ESCROW HOLDER SET FORTH IN THE FOREGOING AGREEMENT AND AGREES TO ACT IN ACCORDANCE THEREWITH.
NORTH AMERICAN TITLE COMPANY

By:	/s/ Christine English	Date: April 17, 2009

Christine English, Escrow Officer

EXHIBIT “A”
DESCRIPTION OF REAL PROPERTY
Real property in the City of Lake Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “B”
FORM OF GRANT DEED

RECORDING REQUESTED BY:
North American Title Company
WHEN RECORDED RETURN TO:
Gromet & Associates
114 Pacifica, Suite 250
Irvine, CA 92618
Attn:      Stevan J. Gromet
MAIL TAX STATEMENTS TO:
c/o Shopoff Advisors, L.P.
8951 Research Drive
Irvine, CA 92618
GRANT DEED
The undersigned grantor declares: Documentary transfer tax is shown on the accompanying statement and is not for public record.
          FOR VALUE RECEIVED, the undersigned, MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Grantor”), hereby grants to SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Grantee”), all that certain real property described on Exhibit “1” attached hereto and incorporated herein by reference, together with any and all improvements, easements, privileges and rights appurtenant thereto.
          IN WITNESS WHEREOF, this Grant Deed has been executed as of April      , 2009.

GRANTOR:	MS RIALTO WASSON CANYON CA, LLC,
a Delaware limited liability company

	By:	MS Rialto Residential Holdings, LLC,
a Delaware limited liability company, its Sole Member

		By:	MSR Holding Company, LLC,
a Delaware limited liability company,
its Sole Member

			By:	Lennar Homes of California, Inc.,
a California corporation,
its California Manager

By:

Name:

Title:

State of California
County of
On                     , 2009 before me,                                                              , personally appeared                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                              (Seal)

SEPARATE STATEMENT OF
DOCUMENTARY TRANSFER TAX
NOT TO BE RECORDED
County Recorder
Riverside County, California
Ladies/Gentlemen:
          In accordance with Revenue and Taxation Code Section 11932, it is requested that this statement of documentary transfer tax due not be recorded with the attached Deed, but affixed to the Deed after recordation and before return, as directed on the Deed.
          The Deed names the undersigned, MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company, as Grantor, and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company, as Grantee. The real property being transferred is located in the County of Riverside, State of California.
          The amount of documentary transfer tax due on the attached deed is Seven Hundred Fifteen DOLLARS ($715.00), computed on the full value of the property.

Very truly yours,

MS RIALTO WASSON CANYON CA, LLC,
a Delaware limited liability company

By:	MS Rialto Residential Holdings, LLC,
a Delaware limited liability company, its Sole Member

	By:	MSR Holding Company, LLC,
a Delaware limited liability company,
its Sole Member

		By:	Lennar Homes of California, Inc.,
a California corporation,
its California Manager

By:

Name:

Title:

EXHIBIT “1”
LEGAL DESCRIPTION
Real property in the City of Lake Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “C”
FORM OF GENERAL ASSIGNMENT

GENERAL ASSIGNMENT
          This General Assignment (this “Assignment”) is executed as of April ___, 2009, by MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Assignor”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignee”), with reference to the following:
RECITALS
          A. Concurrently herewith, Assignor is conveying to Assignee its interest in the real property located in Riverside County, California, more particularly described on Exhibit “1” attached hereto and by this reference made a part hereof (the “Property”), pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 14, 2009, by and between Assignor, as “Seller,” and Assignee, as “Buyer” (the “Sale Agreement”).
          B. To the extent Assignor owns and/or holds certain intangible property rights pertaining to the Property as more particularly described on Exhibit “2” attached hereto (the “Intangible Rights”), Assignor has agreed to assign the same to Assignee upon Assignee’s purchase of the Property, without warranty.
          C. This Assignment is executed to effectuate the transfer to Assignee of any and all of Assignor’s right, title and interest in and to the Intangible Rights.
          NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:
          1. Assignment. Assignor hereby assigns to Assignee, without representation, warranty or recourse, and Assignee hereby accepts on such basis, Assignor’s right, title and interest in and to the Intangible Rights, if any.
          2. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of California.
          3. Further Assurances. Assignor agrees to execute and deliver to Assignee, upon demand, such further documents, instruments and conveyances, and shall take such further actions, as are necessary or desirable to effectuate this Assignment.
          4. Professional Fees; Order of Reference. Any action or proceeding brought to enforce or interpret any provision of this Assignment shall be governed by the terms of the Sale Agreement sections entitled “Professional Fees” and “Order of Reference” as if such sections were set forth in full herein.
          5. Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

          6. Counterparts. This Assignment may be signed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.
          IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first set forth above.

“ASSIGNOR”	MS RIALTO WASSON CANYON CA, LLC,
a Delaware limited liability company

	By:	MS Rialto Residential Holdings, LLC,
a Delaware limited liability company, its Sole Member

		By:	MSR Holding Company, LLC,
a Delaware limited liability company,
its Sole Member

			By:	Lennar Homes of California, Inc.,
a California corporation,
its California Manager

By:

Name:

Title:

“ASSIGNEE”	SPT-LAKE ELSINORE HOLDING CO., LLC,
a Delaware limited liability company

	By:	Shopoff Partners, L.P., a Delaware
limited partnership, sole member

		By:	Shopoff General Partner, LLC,
a Delaware limited liability company,
general partner

			By:	Shopoff Properties Trust, Inc.,
a Maryland corporation, manager

By:

Name:

Title:

EXHIBIT “1”
LEGAL DESCRIPTION OF THE PROPERTY
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “2”
DESCRIPTION OF INTANGIBLE RIGHTS
Intangible Rights shall mean the following:
     a. Any and all certificates, utility will-serve letters, permits, plans, name rights, applications, entitlements, development allocations and other records, documents, maps, and development rights for the Property.
     b. Any zoning, use, occupancy and operating permits, and all other permits, entitlements, licenses, approvals and certificates, but only to the extent the same directly affect the Property.
     c. All maps, plans, specifications, environmental studies, soils, geologic and seismic reports and studies, and related documents prepared in connection with the development, construction and operation of any and all improvements located on the Property.
     d. To the extent permissible by law, a non-exclusive assignment of any rights Seller owns for the name “Villages at Wasson Canyon”.
     e. With respect to services and work product of consultants and design professionals (including without limitation civil engineers, soils engineers, hydrologists, geologists, geotechnical consultants, architects, land planning consultants and environmental consultants) (collectively, “Design Professionals”), all guarantees, indemnities, warranties provided by such Design Professionals, and any and all rights, claims and causes of action against such Design Professionals due to a substandard standard of care, negligence or negligent error or omission in their conduct rendering services to Assignor. Design Professionals shall not include any person or organization enrolled as an insured party under the “wrap up” insurance program utilized by Seller and Lennar Homes for the development of the Property. The rights assigned in this paragraph are assigned only on a non-exclusive basis.
     In no event, however, shall the Intangible Rights include the following:
     1. All claims asserted or that could have been asserted in that certain lawsuit entitled Lennar Homes of California, Inc. v. Lake Elsinore 521 LLC, et al.;, Case No. EDCV 08-1526-VAP (PJWx)., Case No Case No. EDCV 08-1526-VAP (PJWx), filed in United States District Court, Central District of California, Eastern Division.
     2. Any rights of Seller under contracts with contractors, subcontractors at any tier or material suppliers with respect to work performed for or on the Property.

EXHIBIT “D”
FORM OF CERTIFICATION OF NON-FOREIGN STATUS

Nonforeign Transferor Declaration
     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Transferee”), the transferee of the real property described on Schedule “1” attached hereto and incorporated herein by this reference, that withholding of tax is not required upon the disposition of the above-referenced real property by MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby declares the following on behalf of Transferor:
     1. I am the                      of Transferor, and I have the authority to execute this declaration on behalf of Transferor.
     2. Transferor is not a foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).
     3. Transferor’s U. S. employer identification number is 26-1460591.
     4. Transferor’s office address is                                         .
     5. Transferor understands that this declaration may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
     I declare under penalty of perjury that I have examined this declaration, and to the best of my knowledge and belief it is true, correct and complete.
     Executed this ___ day of                     , 2009, at                     , CA.

EXHIBIT “E”
LISTING OF BONDS
     1. Grading Bond in the amount of $100,000 in favor of the City of Lake Elsinore.
     2. Bond for In-Tract Streets and Storm Drain Improvements in the amount of $1,813,336 in favor of the City of Lake Elsinore.
     3. Bond for offsite 3rd Street and Conard Street Improvements in the amount of $901,500 in favor of the County of Riverside.
     4. Cash Bond for Monumentation concerning offsite 3rd Street and Conard Street Improvements in the amount of $219.30.
     5. Bond for Maintenance in the amount of .$173,324 in favor of the City of Lake Elsinore.

EXHIBIT “F”
FORM OF TRUST DEED

Escrow No.

WHEN RECORDED MAIL TO:

Lennar Homes of California
391 N. Main Street
Corona, CA 92880

Attn: Mr. Greg McGuff and Mr. Gary Glazer

SPACE ABOVE THIS LINE FOR RECORDER’S USE
DEED OF TRUST WITH ASSIGNMENT OF RENTS
This DEED OF TRUST, made April ___, 2009, between SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company, herein called TRUSTOR, whose address is 8951 Research Drive, Irvine, CA 92618, NORTH AMERICAN TITLE COMPANY, a California corporation, herein called TRUSTEE, and MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company, herein called BENEFICIARY,
WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the City of Lake Elsinore, County of Riverside, State of California, described on Exhibit “1” attached hereto.
together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits for the purpose of securing Trustor’s obligation to pay Beneficiary liquidated damages in the amount of $650,000, if applicable, under Section 34(b) of that certain Purchase and Sale Agreement and Joint Escrow Instructions, dated as of April 14, 2009 (the “Purchase Agreement”), between Beneficiary, as seller, and Trustor, as buyer, relating to the above property, which Purchase Agreement is incorporated by reference herein.
Upon the request of Trustor accompanied by evidence satisfactory to Beneficiary, but without the payment of any consideration by Trustor, a partial reconveyance may be had and will be given from the lien or charge of this Deed of Trust as to fee conveyances of portions of the property described below: (a) a fee conveyance to public agencies or utility companies in satisfaction of property development conditions, (b) a fee conveyance of common area to a homeowners’ association, or (c) a fee conveyance of a completed residence on the property when purchased by a member of the homebuying public.
To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:

COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE	COUNTY	BOOK	PAGE
Alameda	1288	556	Kings	858	713	Placer	1028	379	Sierra	38	187
Alpine	3	130-31	Lake	437	110	Plumas	166	1307	Siskiyou	506	762
Amador	133	438	Lassen	192	367	Riverside	3778	347	Solano	1287	621
Butte	1330	513	Los Angeles	T-3878	874	Sacramento	5039	124	Sonoma	2067	427
Calaveras	185	338	Madera	911	136	San Benito	300	405	Stanislaus	1970	56
Colusa	323	391	Marin	1849	122	San Bernardino	6213	768	Sutter	655	585
Contra Costa	4684	1	Mariposa	90	453	San Francisco	A-804	596	Tehama	457	183
Del Norte	101	549	Mendocino	667	99	San Joaquin	2855	283	Trinity	108	595
El Dorado	704	635	Merced	1660	753	San Luis Obispo	1311	137	Tulare	2530	108
Fresno	5052	623	Modoc	191	93	San Mateo	4778	175	Tuolumne	177	160
Glenn	469	76	Mono	69	302	Santa Barbara	2065	881	Ventura	2607	237
Humboldt	801	83	Monterey	357	239	Santa Clara	6626	664	Yolo	769	16
Imperial	1189	701	Napa	704	742	Santa Cruz	1638	607	Yuba	398	693
Inyo	165	672	Nevada	363	94	Shasta	800	633
Kern	3756	690	Orange	7182	18	San Diego	SERIES 5 Book 1964, Page 149774

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties, and printed on pages 3 and 4 hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.
The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.
If the Trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of its title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Beneficiary being first had and obtained, Beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

Signature of Trustor

STATE OF CALIFORNIA	)	SPT-LAKE ELSINORE HOLDING CO., LLC,
a Delaware limited liability company
) ss.
COUNTY OF	)	By:	Shopoff Partners, L.P.,
a Delaware limited partnership, sole member

			By:	Shopoff General Partner, LLC,
a Delaware limited liability company, general partner

				By:	Shopoff Properties Trust, Inc.,
a Maryland corporation, manager

By:

Name:

Title:

On                                                             before me,                                                             , Notary Public,
personally appeared

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
(This area for official notarial seal)

WITNESS my hand and official seal.

Signature

DO NOT RECORD
The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.
A.	To protect the security of this Deed of Trust, Trustor agrees:
     1) To keep said property in good condition and repair, not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon, not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.
     2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.
     3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney’s fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.
     4) To pay; at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.
     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may; make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.
     5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.
B.	It is mutually agreed:
     1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such monies received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.
     2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.
     3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said not for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.
     4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as “the person or persons legally entitled thereto”.
     5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney’s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collecting of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.
     6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.
     After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.
     After deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.
     7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.
     8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.
     9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.
DO NOT RECORD
REQUEST FOR FULL RECONVEYANCE
TO                                                              TITLE COMPANY, TRUSTEE:
     The undersigned is the legal owner and holder of the note or notes and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.
Dated

Please mail Deed of Trust, Note and Reconveyance to

Do Not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

EXHIBIT “1” TO DEED OF TRUST
LEGAL DESCRIPTION OF THE PROPERTY
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “G”
FORM OF ROFR AGREEMENT

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Lennar Homes of California 391 N. Main Street Corona, CA 92880 Attn: Mr. Greg McGuff and Mr. Gary Glazer

SPACE ABOVE THIS LINE FOR RECORDER’S USE
AGREEMENT FOR
RIGHT OF FIRST REFUSAL
     THIS AGREEMENT FOR RIGHT OF FIRST REFUSAL (this “Agreement”) is made as of the date of recordation hereof, by and between MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Seller”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Buyer”), with reference to the facts set forth below.
RECITALS:
     A. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions between Seller and Buyer dated as of April 14, 2009 (as amended from time to time, the “Purchase Agreement”), Seller has conveyed to Buyer concurrently with the recordation hereof certain real property (the “Property”) located in the City of Lake Elsinore, County of Riverside, State of California, more particularly described in Exhibit “1” attached hereto and incorporated herein by this reference.
     B. As a material consideration to induce Seller to convey the Property to Buyer at the Purchase Price set forth in the Purchase Agreement, Buyer has agreed to grant to Seller a right of first refusal to repurchase the Property on the terms and conditions set forth in this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including, without limitation, the sale of the Property to Buyer, Buyer hereby grants to Seller a right of first refusal with respect to the Property on the terms and conditions set forth below.
ARTICLE 1
DEFINITIONS AND TERM OF AGREEMENT
     1.1. Defined Terms. Except as the context otherwise requires, all terms used herein shall have the same meanings as set forth in the Purchase Agreement.
     1.2 Transfer. As used in this Agreement, the term “Transfer” shall mean (a) the cumulative sale, exchange or transfer, in one or more transactions, of fifty percent (50%) or more of the stock, partnership interests, membership interests or other beneficial interests in Buyer, (b) any transfer, sale, ground lease, or other conveyance of the Property, or portion thereof, whether by agreement for sale or in any other manner (excluding any transfer merely as security for the performance of an obligation), and (c)

any arrangement between Buyer and a third party whereby such third party has an interest in or will share in any manner in the profits derived from the development or sale of all or any portion of the Property.
     1.3 Proposed Transfer Property. As used herein, the term “Proposed Transfer Property” shall mean (a) in the case of Transfer under Section 1.2(a) above, that portion of the Property owned by Buyer on the date Buyer gives the Proposed Transfer Notice (as defined below) or (b) in the case of a Transfer under Section 1.2(b) above, that portion of the Property Buyer proposes to Transfer.
ARTICLE 2
GRANT OF RIGHT OF FIRST REFUSAL
     2.1 Grant. During the term of this Agreement, Seller shall have the right (the “Right of First Refusal”) to repurchase from Buyer the Proposed Transfer Property subject to and upon the terms and conditions set forth in this Agreement. Notwithstanding the foregoing or any provisions of this Agreement to the contrary, Buyer shall have absolute and complete discretion whether to sell all or any part of the Property to any third party, as well as the sales price(s) and terms of sale, provided that Buyer complies with the terms of this Agreement.
     2.2 Proposed Transfer Notice. If Buyer receives any offer made by a third party that Buyer is willing to accept (a “Proposed Transfer”), then Buyer shall provide written notice to Seller (the “Proposed Transfer Notice”) identifying the following terms of the Proposed Transfer: (i) the names and addresses of the parties to the Proposed Transfer; (ii) the Proposed Transfer Property; (iii) if applicable, the stock, partnership interests, membership interests or other beneficial interests in Buyer proposed to be transferred (the “Transferred Interest”); (iv) the consideration to be paid by the proposed transferee (the “Proposed Transfer Purchase Price”); (v) the amount of earnest money (the “Earnest Money”); and (vi) the outside closing date for the Proposed Transfer (the “Outside Closing Date”). Buyer shall attach to the Proposed Transfer Notice a copy of the written offer and any other agreement proposed by the proposed transferee as well as a copy of a current preliminary title report covering the Proposed Transfer Property from North American Title Insurance Company (or other title company approved by Seller). If the Proposed Transfer is to be made in exchange for property of the transferee, Buyer shall place a dollar value on the property to be exchanged and the Proposed Transfer Purchase Price shall be deemed to be equal to such dollar value, subject to the provisions of Section 2.4 below. If the Proposed Transfer consists of a transfer of a Transferred Interest, the Proposed Transfer Purchase Price shall be deemed to be an amount equal to the dollar value of the consideration to be paid by the prospective buyer of such interest (the “New Interest Holder”).
     2.3 Exercise or Expiration of Right of First Refusal. Seller shall respond in writing to the Proposed Transfer Notice within ten (10) business days after it is received by Seller. Seller’s response shall unequivocally and unconditionally state that Seller shall exercise its Right of First Refusal to purchase all of the Proposed Transfer Property on the same terms and conditions set forth in the Proposed Transfer Notice (a “Notice of Exercise”), or that Seller shall not do so. In the event Seller fails to deliver a Notice of Exercise within the ten (10) business day period, Seller shall be deemed to have waived its Right of First Refusal with respect to the Proposed Transfer under the Proposed Transfer Notice. Failure by Seller to exercise its Right of First Refusal with respect to any particular Proposed Transfer by Buyer shall in no way extinguish or otherwise limit any remaining rights of Seller, if any, with respect to any portion of the Property that is not the subject of such Proposed Transfer or otherwise under this Agreement. Provided that Seller does not timely give Buyer a Notice of Exercise, Buyer may complete the Proposed Transfer free of this Right of First Refusal in Substantial Conformity (as defined below) with the terms and conditions offered to Seller as set forth in the Proposed Transfer Notice. If Buyer does not complete the Proposed Transfer in Substantial Conformity with the terms and conditions offered to Seller as set forth in the Proposed Transfer Notice. However, if Buyer intends to undertake the Proposed

Transfer on terms and conditions which are changed or modified from those stated in the Proposed Transfer Notice, then such Proposed Transfer shall be treated as new Proposed Transfer to which the above provisions of this Agreement and the Right of First Refusal shall once again apply. As used herein, “Substantial Conformity” means a transaction with a purchase price no less than ninety seven percent (97%) of the purchase price in the Proposed Transfer Notice, a close of escrow of no later than thirty (30) days after the outside closing date specified in the Proposed Transfer Notice and including every other material term of the Proposed Transfer set forth in the Proposed Transfer Notice (including material terms contained in the proposed buyer’s written offer and any other agreement attached to the Proposed Transfer Notice).
     2.4 Appraisal of Exchange Property. If Seller objects to the dollar value placed by Buyer on exchange property pursuant to Section 2.2 above during the ten (10) business day period provided in Section 2.3 above, the Proposed Transfer Purchase Price shall be deemed to be equal to the fair market value of such property as established by an appraisal conducted by an appraiser appointed by Seller and an appraiser appointed by Buyer within ten (10) days after Seller’s appointment of an appraiser, each of whom shall be a member of the American Institute of Real Estate Appraisers. If the two (2) appraisals are within three percent (3%) of each other, the fair market value of such property will be the average amount of the two (2) appraisals. Otherwise, the two (2) appraisers shall select a third appraiser meeting the same requirements to prepare a third appraisal, and the fair market value shall be the average of the third appraisal and the one appraisal among the first two (2) appraisals that is closest to the third appraisal. Buyer and Seller shall each pay 50% of the cost of the appraisals. The ten (10) business day period provided in Section 2.3 above for Seller to deliver notice of exercise of its Right of First Refusal shall be extended until five (5) business days after the fair market value is determined by the above process.
     2.5 Transfer to Related Entity. Buyer may Transfer Proposed Transfer Property to an entity controlling, controlled by or under common control with Buyer (a “Related Entity”) or to one of its partners pursuant to the buy-sell agreement set forth in Buyer’s limited partnership agreement without being subject to Seller’s Right of First Refusal (a “Buy-Sell Transfer”), so long as: (i) in the case of a transfer to a Related Entity, Buyer provides reasonable evidence to Seller that Buyer has a profits interest in the Related Entity, directly or indirectly, of at least twenty-five percent (25%) after a return of capital and a cumulative return thereon to investors; (ii) Buyer submits to Seller a written statement describing the material terms of such transfer; and (iii) Buyer and the Related Entity and/or the transferee under the Buy-Sell Transfer, as applicable, execute and deliver to Seller in recordable form an assignment and assumption agreement in which the Related Entity and/or the transferee agrees to assume all obligations of Buyer under this Agreement with respect to the Proposed Transfer Property. Any transfer to a Related Entity and/or the transferee by Buyer shall in no way extinguish or otherwise limit the Right of First Refusal with respect to any subsequent transfer of the Proposed Transfer Property by the Related Entity and/or the transferee. For purposes of this Agreement, the term “control” (or any variant thereof) means the control, directly or indirectly, of at least twenty -five percent (25%) of the voting or financial interests in an entity.
     2.6 Exercise of Right of First Refusal. If Seller exercises its Right of First Refusal, within five (5) business days after Buyer’s receipt of Seller’s Notice of Exercise, an escrow shall be opened at an escrow company selected by Seller, and the close of escrow shall occur no later than the later of (a) thirty (30) days after Seller delivers the Notice of Exercise or (b) the Outside Closing Date set forth in the Proposed Transfer Notice. Except as set forth in this paragraph, the terms of such Transfer shall be the same terms and conditions set forth in the Proposed Transfer Notice (including material terms contained in the proposed buyer’s written offer and any other agreement attached to the Proposed Transfer Notice).

ARTICLE 3
ASSIGNMENT OF WARRANTIES; SUBORDINATION
     3.1 Assignment of Warranties and Plans. If any Proposed Transfer Property is transferred to Seller or its nominee hereunder, all warranties in which Buyer may then have an interest relating to work, labor, skill or materials furnished in connection with the construction of any improvements on such Proposed Transfer Property shall thereupon be deemed assigned to and the property of Seller or its nominee at the closing of such transfer without further act or consideration. Also at the closing of such transfer, Buyer shall be deemed to have granted to Seller or its nominee a non-exclusive right, without any representation or warranty, to use any and all plans and specifications which have been prepared by or for Buyer related to improvements on such Proposed Transfer Property, whether constructed or not, without consideration or expense to Seller or its nominee. Buyer agrees, within five (5) business days after receipt by Buyer of a request by Seller or its nominee, to execute such documents as Seller or its nominee reasonably requests to document the foregoing assignments and to deliver original copies of such warranties, plans and specifications to Seller or its nominee, without any representation or warranty.
     3.2 Subordination to Deed of Trust. Provided that Buyer is not in default hereunder or under the Purchase Agreement, on written request of Buyer, Seller shall execute and deliver, to such unrelated institutional lender(s) as Buyer may designate in writing, a recordable instrument subordinating the Right of First Refusal to the lien of the mortgage(s) or deed(s) of trust securing one or more loans from such institution(s), all or substantially all proceeds of which are to be used to pay costs and fees associated with the acquisition, development, construction and improvement of the Property and which does not provide for a prepayment penalty, within ten (10) business days after receipt by Seller from Buyer of the following:
          (1) A true and complete copy of the deed(s) of trust covering the Property to be executed by Buyer or the portion thereof that is securing the loan, the note(s) secured thereby and all other instruments evidencing or securing the indebtedness evidenced by said note(s);
          (2) A copy of a Request for Notice of Default pursuant to Section 2924b of the California Civil Code prepared for execution and acknowledgment by Seller which, when recorded at the expense of Buyer, will entitle Seller to the notices prescribed by Section 2924b of the California Civil Code; and
     If the lender or a nominee of the lender acquires the Property or any portion thereof pursuant to a foreclosure, judicial or non judicial, of any deed of trust, or through delivery of a deed in lieu of foreclosure (such person so acquiring the same being referred to below in this Section as a “Permitted Transferee”), this Agreement shall automatically terminate with respect to such portion of the Property.
ARTICLE 4
GENERAL PROVISIONS
     4.1 Notice and Payments. Any notice to be given or other document to be delivered by any party to the other or others under this Agreement, and any payments may be delivered in person to an officer of any party, or may be deposited in the United States mail in the State of California, duly certified or registered, return receipt requested, with postage prepaid, or by Federal Express or other similar overnight delivery service and addressed to the party for whom intended, at the addresses set forth in the Purchase Agreement. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given and received upon (i) hand delivery, (ii) one (1) business day after being deposited with Federal Express or another reliable overnight courier service for next day delivery, (iii) upon facsimile transmission with a hard copy mailed the same day (except that if the date of such transmission is not a business day, then such notice shall be deemed to be given on the first business day following such transmission) or (iv) five (5) business days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required.
     4.2 Captions. The captions used herein are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.
     4.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of California without regard to choice of law rules.
     4.4 Time of the Essence. Time is of the essence of each and every provision of this Agreement.
     4.5 Successors and Assigns. All of the covenants and conditions of this Agreement shall inure to the benefit of and shall be binding upon the successors-in-interest of Seller and the successors, heirs, representatives and assigns of Buyer. As used in the foregoing, “successors” includes successors to the parties’ interest in the Property and successors to all or substantially all of their assets and successors by merger or consolidation.
     4.6 Joint and Several Liability. If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.
     4.7 Construction of Agreement. The Agreement contained herein shall not be construed in favor of or against either party, but shall be construed as if both parties prepared this Agreement. Buyer and Seller acknowledge that they have been represented, or have had the opportunity to be represented, by counsel of their own choice. Neither Buyer nor Seller is relying upon any legal advice from the other party’s counsel regarding the subject matter thereof. Both parties acknowledge that they understand the terms and conditions of this Agreement and the terms and conditions of all other documents and agreements executed in connection herewith and that they sign the same freely. Neither Buyer nor Seller shall deny the enforceability of any provision of this Agreement or any of the other documents or agreements executed in connection herewith on the basis that it did not have legal counsel or that it did not understand any such term or condition. This Agreement and any ambiguities or uncertainties contained in this Agreement shall be equally and fairly interpreted for the benefit of and against all parties to this Agreement and shall further be construed and interpreted without reference to the identity of the party or parties preparing this document, it being expressly understood and agreed that the parties hereto participated equally in the negotiation and preparation of this Agreement or have had equal opportunity to do so. Accordingly, the parties hereby waive the legal effect of California Civil Code Section 1654 or any successor and/or amended statute which in part states that in cases of uncertainty, the language of the contract should be interpreted most strongly against the party who caused the uncertainty to exist.
     4.8 Professional Fees; Order of Reference. Any action or proceeding brought to enforce or interpret any provision of this Agreement shall be governed by the terms of Purchase Agreement sections entitled “Professional Fees” and “Order of Reference” as if such sections were set forth in full herein.
     4.9 Severability. If any phrase, clause, sentence, paragraph, section, article or other portion of this Agreement becomes or is held to be illegal, null or void or against public policy, for any reason, the remaining portions of this Agreement shall not be affected thereby and shall remain in full force and effect.
     4.10 Gender and Number. In this Agreement (unless the content requires otherwise), the masculine, feminine and neuter genders and the singular and the plural include one another.

     4.11 No Partnership or Joint Venture. Buyer or Seller shall not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venturer. In addition, by virtue of this Agreement there shall not be deemed to have occurred a merger of any joint enterprise between Buyer and Seller.
     4.12 Entire Agreement. This Agreement together with the Purchase Agreement constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and all prior and contemporaneous agreements, representations, negotiations and understandings of the parties hereto, oral or written, are hereby superseded and merged herein.
     4.13 Authority. Each individual executing this Agreement on behalf of Buyer represents and warrants that he is duly authorized to execute and deliver, and has the power to execute and deliver, this Agreement on behalf of Buyer.
     4.14 Counterparts. This Agreement may be executed in counterparts, each of which, taken together, will constitute one fully executed original.
     4.15 Waiver. No waiver by Seller of a breach of any of the terms, covenants or conditions of this Agreement by Buyer shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by Buyer hereunder shall be implied from any omissions by Seller to take any actions on account of the default if the default persists or is repeated, and no express waiver shall affect the default other than as specified in the waiver.
     4.16 WAIVER OF LEGAL RIGHTS. BY INITIALING IN THE SPACE BELOW, THE PARTIES ACKNOWLEDGE AND AGREE TO HAVE ANY ACTION DECIDED BY JUDICIAL REFERENCE AS PROVIDED UNDER CALIFORNIA LAW AND THAT THEY ARE WAIVING ANY RIGHTS THEY MAY POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR BY JURY TRIAL. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THEY ARE WAIVING THEIR JUDICIAL RIGHTS TO DISCOVERY EXCEPT TO THE EXTENT SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THIS SECTION. IF EITHER PARTY REFUSES TO SUBMIT TO JUDICIAL REFERENCE AFTER EXECUTION OF THIS AGREEMENT AND INITIALING BELOW, SUCH PARTY MAY BE COMPELLED TO PROCEED WITH JUDICIAL REFERENCE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. EACH PARTY’S AGREEMENT TO THIS ARTICLE IS VOLUNTARY. THE PARTIES HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED OR DESCRIBED IN THIS ARTICLE TO JUDICIAL REFERENCE.
          INITIALS: BUYER:                                     SELLER:

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first above written.

SELLER:				BUYER:

MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company				SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	MS Rialto Residential Holdings, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

	By:	MSR Holding Company, LLC,			By:	Shopoff General Partner, LLC,
		a Delaware limited liability company,				a Delaware limited liability company,
		its Sole Member				general partner

		By:	Lennar Homes of California, Inc., a California corporation, its California Manager			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

			By:				By:

			Name:				Name:

			Title:				Title:

State of California           )
County of                           )
On April ___, 2009 before me,                                                             , personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                              (Seal)
State of California           )
County of                           )
On April ___, 2009 before me,                                                             , personally appeared                                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                          (Seal)

EXHIBIT “1”

DESCRIPTION OF REAL PROPERTY
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “H”
DEVELOPER INSURANCE

     1. Types of Insurance.
          a. Workers’ Compensation Insurance. Buyer shall maintain Workers’ Compensation Insurance, including Employer’s Liability (at a minimum limit of One Million Dollars ($1,000,000)) for all persons whom it employs in carrying out any work on the Property. Coverage must include a waiver of subrogation endorsement in favor of Seller, Lennar Homes and each of their members, shareholders, affiliated companies, officers, directors and employees (collectively, the “Insured Parties”). Such insurance shall be in strict accordance with the requirements of the most current and applicable workers’ compensation insurance laws in effect from time to time.
          b. Comprehensive General Liability Insurance. Buyer shall maintain Commercial General Liability Insurance on an “occurrence” basis, with reasonably acceptable deductibles, with a combined single limit for bodily injury and property damage of Ten Million Dollars ($10,000,000) or an amount equal to the limit from time to time carried by Buyer, if greater, covering the following:
(A)	Operations, Independent Contractors, Products and Completed Operations which Buyer shall maintain in effect on an annual renewal basis for at least ten (10) years following final completion of operations in, on or about the Property (and such coverage shall include all improvements already existing on the Property as of the Close of Escrow);

(B)	Owners’ and Contractors’ Protective Liability;

(C)	Severability of Interest and Cross Liability clauses;

(D)	Contractual Liability, including without limitation coverage for Buyer’s contractual indemnities in this Agreement;

(E)	Personal Injury and Explosions, Collapse and Underground Hazards (X, C, U); and

(F)	Broad Form Property Damage Liability, including completed operations.
The limits of liability of the insurance coverage specified in this clause (b) may be provided by any combination of primary and excess liability insurance policies. The above coverage shall not exclude coverage for subsidence or other land movement.
          c. Automobile Liability Insurance. Buyer shall maintain owned, hired and non-owed automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by Buyer on the Property with a combined single limit for bodily injury and property damage of One Million Dollars ($1,000,000.00) or in an amount equal to the limit from time to time carried by Buyer if greater.
     2. Waiver of Subrogation. Buyer hereby waives all rights against the Insured Parties for damages caused by fire and other perils and any other risk to the extent covered by Buyer’s policies of insurance or required to be covered by Buyer’s policies of insurance as set forth above.
     3. Additional Insured. The Insured Parties shall be included as additional insureds under the coverage specified in Sections 1(b) and (c) of this Exhibit with the following provisions included within each applicable policy: “It is understood and agreed that coverage afforded by this Policy shall also apply to MS Rialto Wasson Canyon CA, LLC, Lennar Homes of California Inc, and each of their members, shareholders, affiliated companies, officers, directors and employees, as additional insureds, but only with respect to legal liability or claims arising from the ownership and development of the project in the County of Riverside more particularly described as “Wasson Canyon.” This insurance is primary and any other insurance or self-insurance by such additional insureds is non-contributing with this insurance as respects claims or liability arising out of or resulting from the acts or omissions of the named insured, or of others performed on behalf of the named insured.” If Buyer’s insurance company does not allow a manuscript endorsement in the form set forth above, then Seller will accept in lieu thereof, ISO Forms CG2010B 11/85 or CG2026 11/85, or equivalent, showing the additional insureds noted above.
     4. Insurance Policies. Each insurance policy required in this Exhibit shall:
               a. Be issued by insurance carriers licensed and approved to do business in California, having a general policyholders rating of not less than an “A” and financial rating of not less than “X” in the most current Best’s Key Rating Guide;
               b. Contain a provision that the policy shall not be subject to material alteration to the detriment of Seller or Buyer or cancellation or non-renewal without at least thirty (30) days prior written notice be given to Seller by certified mail;
               c. Provide that such policy or policies and the coverage evidenced thereby are primary and any insurance maintained by the additional insureds is noncontributing with such primary coverage; and
               d. Contain severability of interest and cross liability clauses.
          Buyer may provide the insurance described in this Exhibit in whole or in part through a policy or policies covering other liabilities and projects of Buyer; provided, however, that any such policy or policies shall (A) allocate to the Agreement the full amount of insurance required hereunder and (B) contain, permit or otherwise unconditionally authorize the waiver contained in Section 2 of this Exhibit, and provided further that any such policy or policies shall not otherwise impair the rights of Seller or negate the requirements of this Agreement.
     5. Evidence of Insurance. As evidence of specified insurance coverage, Seller will accept certificates issued by Buyer’s insurance carrier acceptable to Seller showing such policies in force for the specified period. Seller has the right to review certified policies as reasonably necessary. Evidence of any renewal insurance shall be delivered to Seller not less than thirty (30) days prior to the expiration date on the term of the policy. Each policy and certificate shall be subject to reasonable approval by Seller. Should any policy expire or be cancelled before the end of the period Buyer is required to carry such insurance as set forth herein, and Buyer fails immediately to procure other insurance as specified, Seller shall have the right, but shall have no obligation, to procure such insurance and to charge Buyer with one hundred ten percent (110%) of the cost to Seller of procuring such insurance. Buyer shall pay Seller any such amount within ten (10) days of written demand therefor.
     6. Damages. Nothing contained in these insurance requirements is to be construed as limiting the type, quality or quantity of insurance Buyer should maintain or the extent of Buyer’s responsibility for payment of damages resulting from its operations.
     7. Contractors. Buyer shall not permit any architect, engineer or contractor to commence work on or relating to the Property until such parties have complied with Buyer’s normal insurance requirements. Buyer shall use commercially reasonable efforts to cause each such party to name Seller as an additional insured to such party’s general liability insurance policies. Buyer shall also include the Insured Parties in any indemnity provisions with such parties for defense and indemnification to the same extent Buyer is defended and indemnified.

EXHIBIT “I”
FORM OF PPA ASSUMPTION

ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of April ___, 2009 (the “Effective Date”) by and among MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Assignor”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the owner of certain real property located in Riverside County, California described on Exhibit A attached hereto (the “Property”).
     B. Assignor is a party to that certain Profits Participation Agreement (the “PPA Agreement”), dated as of June 28, 2005, by and among Wasson Canyon Holdings, LLC, a Delaware limited liability company (“Builder”), as successor-in-interest to Lennar Homes of California, Inc., a California corporation (“Original Builder”), and Wasson Canyon Investments, L.P., a California limited partnership (now known as TSG Kula Nei, L.P., a California limited partnership) (“Wasson Canyon”). Pursuant the PPA Agreement, Wasson Canyon has the right to participate in certain profits derived from transfers of real property located in the City of Lake Elsinore, California, as more particularly described in the PPA Agreement (the “Land”), and construction of improvements thereon (together with the Land, the “Original Property”).
     C. Assignor is concurrently herewith conveying to Assignee that entire portion of the Original Property currently owned by Assignor (the “Remaining Property”).
     D. In connection with the transfer of the Remaining Property to Assignee, Assignor has agreed to assign, and Assignee has agreed to assume, as of the Effective Date, all rights and obligations of Assignor under the PPA Agreement with respect to the Remaining Property.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:
     1. Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the PPA Agreement.
     2. Assumption. Assignee hereby unconditionally assumes and agrees to perform all of Assignor’s obligations under the PPA Agreement with respect to the Remaining Property, from and after the Effective Date.
     3. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Assignor:				Assignee:

MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company				SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	MS Rialto Residential Holdings, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

	By:	MSR Holding Company, LLC,			By:	Shopoff General Partner, LLC,
		a Delaware limited liability company,				a Delaware limited liability company,
		its Sole Member				general partner

		By:	Lennar Homes of California, Inc., a California corporation, its California Manager			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

			By:				By:

			Name:				Name:

			Title:				Title:

EXHIBIT “A”
to
ASSIGNMENT AND ASSUMPTION AGREEMENT
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “J”
FORM OF CDA ASSUMPTION

ASSIGNMENT AND ASSUMPTION AGREEMENT
[Continuing Disclosure Agreement – Landowners]
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of April ___, 2009 (the “Effective Date”) by and among MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Assignor”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the owner of certain real property located in Riverside County, California described on Exhibit A attached hereto (the “Property”).
     B. Assignor is a party to that certain Continuing Disclosure Agreement, dated as of March 1, 2008 (“CDA”), by and between Lennar Homes of California, Inc., a California corporation (“Lennar Homes”), Assignor, and Union Bank of California, N.A., as dissemination agent (“Dissemination Agent”). A copy of the CDA is attached as Exhibit B hereto. Initially capitalized terms used and not defined herein shall have the meaning given to them in the CDA.
     C. Concurrently herewith, Assignor is selling the Property to Assignee, and Assignee is purchasing the Property from Assignor. Upon the consummation of such purchase and sale, Assignee will be a Major Owner.
     D. Assignor has agreed to assign, and Assignee has agreed to assume, as of the Effective Date, all rights and obligations of Assignor under the CDA with respect to the Property.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:
     1. Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the CDA with respect to the Property.
     2. Assumption. Assignee hereby unconditionally assumes and agrees to perform, from and after the Effective Date, for the express benefit of Lennar Homes, Dissemination Agent and the Beneficial Owners of the Bonds, all of Assignor’s obligations under the CDA with respect to the Property.
     3. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Assignor:				Assignee:

MS RIALTO WASSON CANYON CA,				SPT-LAKE ELSINORE HOLDING CO., LLC,
LLC, a Delaware limited liability company				a Delaware limited liability company

By:	MS Rialto Residential Holdings, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

	By:	MSR Holding Company, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

		By:	Lennar Homes of California, Inc., a California corporation, its California Manager			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

			By:				By:

			Name:				Name:

			Title:				Title:

EXHIBIT “A”
to
CDA Assumption
Legal Description
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “B”
to
CDA Assumption
Copy of CDA

EXHIBIT “K”
FORM OF WASSON APPROVAL

BULK SALE APPROVAL
     This Bulk Sale Approval is executed by TSG KULA NEI, L.P., a California limited partnership, formerly known as Wasson Canyon Investments, L.P., a California limited partnership (“Wasson Canyon”), for the benefit of MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (and other entities noted herein), in connection with that certain Profits Participation Agreement (the “PPA Agreement”), dated as of June 28, 2005, by and among Wasson Canyon Holdings, LLC, a Delaware limited liability company (“Builder”), as successor-in-interest to Lennar Homes of California, Inc., a California corporation (“Original Builder”), and Wasson Canyon, pursuant to which Wasson Canyon has the right to participate in certain profits derived from transfers of real property located in the City of Lake Elsinore, California, as more particularly described in the PPA Agreement (the “Land”), and construction of improvements thereon (together with the Land, the “Original Property”).
     WHEREAS, MS Rialto Wasson Canyon CA, LLC, a Delaware limited liability company (“MS Rialto”), is the current fee owner of a portion of the Original Property as more particularly identified on Exhibit “1” attached hereto (collectively, the “Remaining Property”). MS Rialto recorded a tract map on the Original Property (Tract No. 31792) and constructed residences on certain of the residential lots created by such subdivision of the Original Property, and has sold such improved lots on an individual basis to homebuyers. MS Rialto is substantially concurrently herewith selling in bulk all of the Remaining Property to SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company (“SPT”), under Escrow No. 911910 at North American Title Company, Irvine CA (the “Sale Transaction”).
     WHEREAS, the Sale Transaction constitutes a “Bulk Sale” under the PPA Agreement, and SPT therefore constitutes a “Bulk Sale Purchaser” under the PPA Agreement.
     WHEREAS, Wasson Canyon has reviewed the terms of the Sale Transaction and acknowledges that MS Rialto will not realize sufficient proceeds to generate any “Bulk Sales Profit” under Section 4.2 of the PPA Agreement.
     NOW THEREFORE, Wasson Canyon hereby agrees as follows:
     1. Terms not otherwise defined herein shall have the meaning ascribed to them in the PPA Agreement.
     2. Wasson Canyon hereby approves SPT as a Bulk Sale Purchaser pursuant to Section 4.1 of the PPA Agreement.
     3. Wasson Canyon hereby acknowledges that no Bulk Sales Profit has occurred or will occur by reason of the Sale Transaction, and MS Rialto is hereby relieved of any and all obligations to pay a Bulk Sales Profit or any other profit participation in favor of Wasson Canyon with respect to the Sale Transaction.
     4. Wasson Canyon acknowledges that the execution by MS Rialto and SPT of an Assignment and Assumption of PPA, substantially in the form attached hereto as Exhibit “2”, will satisfy the conditions for assignment and assumption stated in Section 7.2 of the PPA Agreement.
     5. Wasson Canyon also acknowledges and agrees that the PPA Agreement represents the only agreement between the Builder, the Original Builder and MS Rialto relating to any profit participation rights of Wasson Canyon with respect to the Land and the Original Property, and that any prior agreements or understanding regarding any profit participation agreement among such parties merged into the PPA Agreement upon the sale of the Original Property by Wasson Canyon to Original Builder.
     6. Upon the closing of the Sale Transaction, Wasson Canyon acknowledges that Builder, Original Builder and MS Rialto will have fully satisfied all of their respective obligations under the PPA and they have no remaining obligations thereunder.
     7. Builder, Original Builder and MS Rialto may rely on this Bulk Sale Approval document as a full, irrevocable and unconditional consent to the Sale Transaction.
     The recitals above are true and correct and are incorporated herein by this reference.
     Dated: April ___, 2009

TSG Kula Nei, L.P., a California limited partnership, formerly known as Wasson Canyon Investments, L.P., a California limited partnership

By:	Wasson GP, LLC, a California limited liability company, its General Partner

By:

Name:

Title:

EXHIBIT “1”
to
BULK SALE APPROVAL
DESCRIPTION OF REAL PROPERTY
Real property in the City of Lake of Elsinore, County of Riverside, State of California, described as follows:
LOTS 48 THROUGH 81 INCLUSIVE, 84 THROUGH 95 INCLUSIVE, 108, 129 THROUGH 131 INCLUSIVE, 135, 136, 140, 141 AND 180 THROUGH 190 INCLUSIVE OF TRACT NO. 31792, IN THE CITY OF LAKE ELSINORE, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN ON THE MAP RECORDED IN BOOK 406, PAGES 36 THROUGH 44 INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF RIVERSIDE COUNTY.
EXCEPTING FROM A PORTION OF SAID LANDS, AN UNDIVIDED ONE-HALF OF ALL MINERAL AND OIL RIGHTS, INCLUDING CLAY AS RESERVED BY EDYTHE H. BURCH, IN DEED RECORDED MAY 28, 1947 IN BOOK 839 PAGE 96 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.
APN: 347-511-048-7 and 347-511-049-8 and 347-511-050-8 and 347-511-051-9 and 347-511-052-0 and 347-511-053-1 and 347-511-054-2 and 347-511-055-3 and 347-511-056-4 and 347-511-057-5 and 347-533-001-2 and 347-533-002-3 and 347-533-014-4 and 347-533-015-5 and 347-533-016-6 and 347-533-020-9 and 347-533-021-0 and 347-533-025-4 and 347-533-026-5 and 347-534-005-9 and 347-540-026-7 and 347-540-027-8 and 347-540-028-9 and 347-540-029-0 and 347-540-030-0 and 347-540-031-1 and 347-540-032-2 and 347-540-033-3 and 347-540-034-4 and 347-540-035-5 and 347-540-036-6 and 347-540-025-6 and 347-541-001-7 and 347-541-002-8 and 347-541-003-9 and 347-541-004-0 and 347-541-005-1 and 347-541-006-2 and 347-541-007-3 and 347-541-008-4 and 347-541-009-5 and 347-541-010-5 and 347-541-011-6 and 347-541-012-7 and 347-541-025-9 and 347-550-001-5 and 347-550-002-6 and 347-550-003-7 and 347-550-004-8 and 347-550-005-9 and 347-550-006-0 and 347-550-007-1 and 347-550-008-2 and 347-550-009-3 and 347-550-010-3 and 347-550-011-4 and 347-550-012-5 and 347-550-013-6 and 347-550-014-7 and 347-550-015-8 and 347-550-016-9 and 347-550-017-0 and 347-550-018-1 and 347-550-019-2 and 347-550-020-2

EXHIBIT “2”
to

BULK SALE APPROVAL
FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION AGREEMENT
     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of April ___, 2009 (the “Effective Date”) by and among MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company (“Assignor”), and SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the owner of certain real property located in Riverside County, California described on Exhibit A attached hereto (the “Property”).
     B. Assignor is a party to that certain Profits Participation Agreement (the “PPA Agreement”), dated as of June 28, 2005, by and among Wasson Canyon Holdings, LLC, a Delaware limited liability company (“Builder”), as successor-in-interest to Lennar Homes of California, Inc., a California corporation (“Original Builder”), and Wasson Canyon Investments, L.P., a California limited partnership (now known as TSG Kula Nei, L.P., a California limited partnership) (“Wasson Canyon”). Pursuant the PPA Agreement, Wasson Canyon has the right to participate in certain profits derived from transfers of real property located in the City of Lake Elsinore, California, as more particularly described in the PPA Agreement (the “Land”), and construction of improvements thereon (together with the Land, the “Original Property”).
     C. Assignor is concurrently herewith conveying to Assignee that entire portion of the Original Property currently owned by Assignor (the “Remaining Property”).
     D. In connection with the transfer of the Remaining Property to Assignee, Assignor has agreed to assign, and Assignee has agreed to assume, as of the Effective Date, all rights and obligations of Assignor under the PPA Agreement with respect to the Remaining Property.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, the parties hereto agree as follows:
     1. Assignment. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest under the PPA Agreement.
     2. Assumption. Assignee hereby unconditionally assumes and agrees to perform all of Assignor’s obligations under the PPA Agreement with respect to the Remaining Property, from and after the Effective Date.
     3. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Assignor:				Assignee:

MS RIALTO WASSON CANYON CA, LLC, a Delaware limited liability company				SPT-LAKE ELSINORE HOLDING CO., LLC, a Delaware limited liability company

By:	MS Rialto Residential Holdings, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff Partners, L.P., a Delaware limited partnership, sole member

	By:	MSR Holding Company, LLC, a Delaware limited liability company, its Sole Member			By:	Shopoff General Partner, LLC, a Delaware limited liability company, general partner

		By:	Lennar Homes of California, Inc., a California corporation, its California Manager			By:	Shopoff Properties Trust, Inc., a Maryland corporation, manager

			By:				By:

			Name:				Name:

			Title:				Title:

EXHIBIT “L”
FORM OF NOTICES OF SPECIAL TAX